CERTIFICATE ACCOMPANYING
                     1994 RESTATED ARTICLES OF INCORPORATION
                                       OF
                               MEDICALOGIC, INC.


     1. The name of the corporation is MedicaLogic, Inc. (the "Company").

     2. The 1994 Restated Articles of Incorporation of the Company attached hereto do not contain an amendment to the articles of incorporation requiring shareholder approval.

     3. The 1994 Restated Articles of Incorporation were adopted by the board of directors of the Company on July 1, 1994.


DATED:  July 1, 1994.

                                        MEDICALOGIC, INC.


                                        By:  MARK LEAVITT
                                             -----------------------------------
                                             Mark Leavitt, President

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                     1994 RESTATED ARTICLES OF INCORPORATION
                                       OF
                                MEDICALOGIC, INC.

          Pursuant to ORS 60.451, MedicaLogic, Inc. adopts the following 1994 Restated Articles of Incorporation, which shall supersede its heretofore existing Restated Articles of Incorporation and all amendments thereto.

                                    ARTICLE I

          The name of the Corporation is MedicaLogic, Inc.

                                   ARTICLE II

     A. Authorized Capital. The Corporation is authorized to issue shares of two classes of stock: 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

     B. Common Stock. Holders of Common Stock are entitled to one vote per share. On dissolution of the Corporation, after any preferential amount with respect to the Preferred Stock has been paid or set aside, the holders of Common Stock and the holders of any series of Preferred Stock entitled to participate in the distribution of assets are entitled to receive the net assets of the Corporation.

     C. Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by the Oregon Business Corporation Act, as amended from time to time (the "Act"), and by the provisions of this Article, to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each series and to determine the designations, relative rights, preferences and limitations of the shares of each series. The authority of the Board of Directors with respect to each series includes determination of the following:

          1. The number of shares in and the distinguishing designation of that series;

          2. Whether shares of that series shall have full, special, conditional, limited or no voting rights, except to the extent otherwise provided by the Act;

          3. Whether shares of that series shall be convertible and the terms and conditions of the conversion, including provision for adjustment of the conversion rate in circumstances determined by the Board of Directors;

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          4. Whether shares of that series shall be redeemable and the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions or at different redemption dates;

          5. The dividend rate, if any, on shares of that series, the manner of calculating any dividends and the preferences of any dividends;

          6. The rights of shares of that series in the event of voluntary or involuntary dissolution of the Corporation and the rights of priority of that series relative to the Common Stock and any other series of Preferred Stock on the distribution of assets on dissolution; and

          7. Any other rights, preferences and limitations of that series that are permitted by law to vary.

     D. Series A and A-1 Preferred Stock. This Article II.D. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series A Preferred Stock ("Series A Preferred") and the number of shares constituting such series shall be 3,750,000, and the shares of the second of such series shall be designated Series A-1 Preferred Stock ("Series A-1 Preferred") and the number of shares constituting such series shall be 375,000.

          1. Dividends. Subject to the rights of series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of $0.10 on each share of Series A Preferred and $1.00 on each share of Series A-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series A Preferred and Series A-1 Preferred shall not be cumulative.

          2. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of

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series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) The holders of Series A Preferred and Series A-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share of Series A Preferred (the
"Series A Preference") equal to $1.00 plus all declared but unpaid dividends on the Series A Preferred, and an amount per share of Series A-1 Preferred (the "Series A-1 Preference") equal to $10.00 per share plus all declared but unpaid dividends on the Series A-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred and Series A-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred and the Series A-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred and Series A-1 Preferred held by such holders.

               (c) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

               (d) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market

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
value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption.

               (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred and Series A-1 Preferred (together on an as-converted basis), provided such request is received after June 30, 1999, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred and Series A-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be a sum per share equal to the Series A Preference for Series A Preferred and the Series A-1 Preference for Series A-1 Preferred. If all of the shares of the Series A Preferred or Series A-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

               (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred and Series A-1 Preferred, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (ii) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in

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subsection 3(b)(iii), on or after the Redemption Date each holder of Preferred
Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (iii) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

               (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred or Series A-1 Preferred, and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Voting Rights.

               (a) Except as otherwise required by law, the holders of Series A Preferred and Series A-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series A Preferred and Series A-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series A Preferred and Series A-1 Preferred shall vote together with the Common Stock as a single class.

               (b) The holders of the Series A Preferred and the Series A-1 Preferred, voting together, shall be entitled to elect two members of the Corporation's Board of Directors, with each share of Series A Preferred and Series A-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). The holders of the Common Stock, voting as a separate class, shall be entitled to elect all members of the Board of Directors not elected by holders of Preferred Stock.

               (c) The Series A Preferred and the Series A-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger, but instead shall vote together on a plan of merger as provided in Section 6.

          5. Conversion Rights. The holders of the Series A Preferred and Series A-1 Preferred shall have conversion rights as follows (the Conversion Rights"):

               (a) Right to Convert.

                    (i) Subject to subsections 5(c) and 5(d), each share of Series A Preferred and Series A-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. The Original Issue Price for the Series A Preferred is $1.00 per share and the Original Issue Price for the Series A-1 Preferred is $10.00 per share. The initial Conversion Price for the Series A Preferred and the Series A-1 Preferred shall be $1.00 per share; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

                    (ii) In the event of a call for redemption of any shares of Series A Preferred or Series A-1 Preferred pursuant to Section 3 hereof, the Conversion Rights shall terminate as to the shares designated for redemption at the close of business on the Redemption Date, unless default is made in payment of the applicable redemption price.

                    (iii) Each share of Series A Preferred and Series A-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately upon the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations) and $7,500,000 in the aggregate.

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
               (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) Adjustments to Conversion Price of Series A Preferred for Dilutive Issues; Special Conversion of Series A Preferred:

                    (i) Special Definitions. For purposes of this Section 5(c), the following definitions shall apply:

                         (A) "Options" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (B) "Series A Issue Date" shall mean the date on which
the first share of Series A Preferred was first issued.

                         (C) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

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                         (D) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                              (1) any shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding on the Series A Issue Date,

                              (2) Common Stock issued pursuant to a transaction described in subsection 5(d) hereof,

                              (3) shares issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization, or

                              (4) shares of Common Stock issuable or issued to directors, employees or other service providers to the Corporation at any time when the total number of shares of Common Stock so issuable or issued after the Series A Issue Date (and not repurchased at cost by the Corporation in connection with the termination of service as a director, employee or other service provider) does not exceed 328,384 plus (x) the number of shares of Common Stock repurchased at cost by the Corporation from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to the Series A Issue Date and (y) the number of shares of Common Stock subject to outstanding Options on the Series A Issue Date that subsequently terminate unexercised.

                         (E) "Pro Rata Share" with respect to each holder of
Series A Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance
(ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series A Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion of all Preferred Stock then outstanding.

                         (F) "Dilutive Issuance" with respect to the Series A
Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than

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the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                         (G) "Participating Investor" shall mean any holder of
Series A Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                         (H) "Nonparticipating Investor" shall mean any holder
of Series A Preferred that is not a Participating Investor and whose Pro Rata Share is not purchased by a Substitute Investor.

                    (ii) Shadow Preferred.

                         (A) In the event the Corporation proposes to undertake
a Dilutive Issuance, it shall give each holder of Series A Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series A Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. Each holder of Series A Preferred that is not an Accredited Investor may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that another holder of Series A Preferred that is an Accredited Investor (the "Substitute Investor") will purchase such holder's Pro Rata Share for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty (20) day period, or fails to actually purchase (or have purchased by the Substitute Investor) its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                         (B) To the extent of the percentage of the Pro Rata
Share not purchased (the "Refused Percentage") by (or by a Substitute Investor on behalf of) each Nonparticipating Investor, that number of outstanding shares of Series A Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided

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that the Corporation gave the Issuance Notice to such holder of Series A
Preferred) into a number of fully-paid and nonassessable shares of Series A-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series A Preferred so converted. Such Series A-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series A-1 Preferred on the Closing Date. As provided in Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series A Preferred into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                         (C) Shares of Series A Preferred that are converted as
provided in Section 5(c)(ii)(B) shall not be reissued as Series A Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series A-1 Preferred shall be issued except as set forth in this Section 5(c)(ii) upon conversion of shares of Series A Preferred.

                         (D) No adjustment in the Conversion Price of the
Series A-1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                         (E) In the event that any shares of Series A-1
Preferred are issued, effective on the Closing Date, any shares of Series A-1 Preferred that remain unissued after such issuance shall be cancelled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, (1) to evidence the cancellation of such unissued shares of Series A-1 Preferred, (2) to create and reserve for issuance upon any subsequent Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series A-1 Preferred so cancelled and designated Series A-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series A-1 Preferred, except that the Conversion Price for the Series A-2 Preferred shall initially be the Conversion Price then in effect for the Series A Preferred, and
(3) to amend the provisions of this Section 5 to provide that any subsequent conversion of Series A Preferred upon a Dilutive Issuance will

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be into shares of Series A-2 Preferred rather than Series A-1 Preferred. The
Corporation shall take the same actions with respect to the Series A-2 Preferred and each series of Preferred Stock subsequently authorized under this Section
(5)(c)(ii)(E) upon the initial issuance of shares of such series.

                    (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series A Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series A Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease

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insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                              (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                         (E) in the case of any Options which expire by their
terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

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
                    (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series A Issue Date without consideration or for consideration per share less than the Conversion Price for the Series A Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series A Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

                    (v) Determination of Consideration. For purposes of this
Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (A) Cash and Property: Such consideration shall:

                                   (1) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                   (2) insofar as it consists of property other
than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                                   (3) in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so

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
received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                         (B) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (1) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                              (2) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (d) Adjustment of Conversion Price. The Conversion Price of the Series A Preferred and the Series A-1 Preferred shall be subject to adjustment from time to time as follows:

                    (i) If the number of shares of Common Stock outstanding at any time after the Series A Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series A Preferred and the Series A-1 Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                    (ii) If the number of shares of Common Stock outstanding at any time after the Series A Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) In case, at any time after the Series A Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series A Preferred and Series A-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

               (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

               (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series A Preferred and Series A-1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act.

               (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Price at the time in effect for each series of Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

               (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Status of Converted Stock. In the event any shares of Series A Preferred or Series A-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

               (m) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

          6. Protective Provisions. Subject to the rights of series of Preferred Stock which may from time to time come into existence, so long as shares of Series A Preferred or Series A-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred and Series A-1 Preferred (together on an as-converted basis):

               (a) Amend or repeal any provision of these 1994 Restated Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series A Preferred or Series A-1 Preferred;

               (b) Except as provided in Section 5(c)(ii)(E), authorize or result in the issuance of shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series A Preferred or Series A-1 Preferred;

               (c) Increase the authorized number of shares of Series A Preferred or Series A-1 Preferred;

               (d) Increase the number of directors authorized in the bylaws above five (5);

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of the Series A Preferred or Series A-1 Preferred under Section 305 of the Internal Revenue Code of 1986.

                                   ARTICLE III

          No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Oregon Business Corporation Act. No amendment to the Oregon Business Corporation Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of the amendment.

                                   ARTICLE IV

          The Corporation shall indemnify to the fullest extent not prohibited by law any current or former director of the Corporation who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall pay for or reimburse the reasonable expenses incurred by any such current or former director in any such proceeding in advance of the final disposition of the proceeding if the person sets forth in writing (i) the person's good faith belief that the person is entitled to indemnification under this Article and
(ii) the person's
agreement to repay all advances if it is ultimately determined that the person is not entitled to indemnification under this Article. No amendment to this Article that limits the Corporation's obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later of the effective date of the amendment or the date notice of the amendment is given to the person. This Article shall not be deemed exclusive of any other provisions for indemnification or advancement of expenses of directors, officers, employees, agents and fiduciaries that may be included in any statute, bylaw, agreement, general or specific action of the Board of Directors, vote of shareholders or other document or arrangement.

                                        MEDICALOGIC, INC.


                                        By:  MARK LEAVITT
                                        ----------------------------------------
                                        Mark Leavitt, President

                              ARTICLES OF AMENDMENT
                                       OF
                                MEDICALOGIC, INC.


     1. The name of the corporation is MedicaLogic, Inc.

     2. Article II.A. of the 1994 Restated Articles of Incorporation of the corporation is amended (the "Authorization Amendment") to read in its entirety as follows:

               "A. Authorized Capital. The Corporation is authorized to issue shares of two classes of stock: 100,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock."

     3. The first paragraph of Article II.D. of the 1994 Restated Articles of Incorporation of the corporation is amended (the "Designation Amendment") to read in its entirety as follows:

               "Series A and A-1 Preferred Stock. This Article II.D. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and
          Article II.C. above. The shares of the first of such series shall be designated Series A Preferred Stock ("Series A Preferred") and the number of shares constituting such series shall be 5,750,001, and the shares of the second of such series shall be designated Series A-1 Preferred Stock ("Series A-1 Preferred") and the number of shares constituting such series shall be 575,000.1."

     4. The amendments to Article II.A. and Article II.D. were adopted by the shareholders of the corporation on December 30, 1994.

     5. 12,243,519 shares of Common Stock and 3,750,000 shares of Series A Preferred Stock were outstanding on December 19, 1994, the record date for the meeting at which the amendments were approved. The Common Stock and the Series A Preferred Stock (on an as-converted basis), voting together as a single class, were entitled to be voted on the Authorization Amendment and the Designation Amendment. In addition, the Series A Preferred Stock (on an as-converted basis), voting separately as a class, was entitled to be voted on the Designation Amendment.

     6. 8,716,644 shares of Common Stock were voted for, and -0- shares of Common Stock were voted against, the Authorization Amendment. 3,440,000 shares of Series A Preferred Stock were voted for, and -0- shares of Series A Preferred Stock were voted against, the Authorization Amendment.

     7. 8,716,644 shares of Common Stock were voted for, and -0- shares of Common Stock were voted against, the Designation Amendment. 3,440,000 shares of Series A Preferred Stock were voted for, and -0- shares of Series A Preferred Stock were voted against, the Designation Amendment.

        DATED:  December 30, 1994.

                                       MEDICALOGIC, INC.


                                       By  MARK LEAVITT
                                           -------------------------------------
                                           Mark Leavitt, President

                            CERTIFICATE ACCOMPANYING
                              ARTICLES OF AMENDMENT
                                       OF
                                MEDICALOGIC, INC.


     1. The name of the corporation is MedicaLogic, Inc. (the "Company").

     2. The Articles of Amendment of the Company attached hereto do not contain an amendment to the articles of incorporation requiring shareholder approval.

     3. Articles of Amendment were adopted by the board of directors of the Company as of December 30, 1994.


DATED:  February 21, 1995.

                                       MEDICALOGIC, INC.


                                       By:  MARK LEAVITT
                                            ------------------------------------
                                            Mark Leavitt, President

                              ARTICLES OF AMENDMENT
                                       OF
                                MEDICALOGIC, INC.


     1. The name of the corporation is MedicaLogic, Inc.

     2. The 1994 Restated Articles of Incorporation of the corporation, as amended, are amended to add a new Article II.E to the end of Article II to read in its entirety as follows:

     "E. Series B and B-1 Preferred Stock. This Article II.E. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series B Preferred Stock ("Series B Preferred") and the number of shares constituting such series shall be 1,200,000, and the shares of the second of such series shall be designated Series B-1 Preferred Stock ("Series B-1 Preferred") and the number of shares constituting such series shall be 120,000.

          1. Dividends. Subject to the rights of the Series A Preferred, the Series A-1 Preferred and series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of $0.20 on each share of Series B Preferred and $2.00 on each share of Series B-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series B Preferred and Series B-1 Preferred shall not be cumulative.

          2. Liquidation Preference. Notwithstanding any provision to the contrary in Section 2 of Article II.D. hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) The holders of Series B Preferred and Series B-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and on a parity with the holders of Series A Preferred and Series A-1 Preferred, an amount per share of Series B Preferred (the "Series B Preference") equal to $2.00 plus all declared but unpaid dividends on the Series B Preferred, and an amount per share of Series B-1 Preferred (the "Series B-1 Preference") equal to $20.00 per share plus all declared but unpaid dividends on the Series B-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred, the Series A-1 Preferred, the Series B Preferred and the Series B-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred held by such holders.

               (c) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

               (d) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption. Notwithstanding any provision to the contrary in
Section 3 of Article II.D. hereof:

               (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred (together on an as-converted basis), provided such request is received after June 30, 1999, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be a sum per share equal to the Series A Preference for Series A Preferred, the Series A-1 Preference for Series A-1 Preferred, the Series B Preference for the Series B Preferred and the Series B-1 Preference for the Series B-1 Preferred. If all of the shares of the Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

               (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (ii) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(iii), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (iii) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

               (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred, Series A-1 Preferred, Series B Preferred or Series B-1 Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Voting Rights. Notwithstanding any provision to the contrary in
Section 4 of Article II.D hereof:

               (a) Except as otherwise required by law, the holders of Series B Preferred and Series B-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series B Preferred and Series B-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 4 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series B Preferred and Series B-1 Preferred shall vote together with the Common Stock, the Series A Preferred and Series A-1 Preferred as a single class.

               (b) The holders of the Series B Preferred, the Series B-1 Preferred and the Common Stock, voting together as a single class, shall be entitled to elect all members of the Board of Directors not elected by holders of the Series A Preferred and Series A-1 Preferred.

               (c) The Series B Preferred and the Series B-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger, but instead shall vote together with the Series A Preferred and Series A-1 Preferred on a plan of merger as provided in Section 6.

          5. Conversion Rights. The holders of the Series B Preferred and Series B-1 Preferred shall have conversion rights as follows (the "Conversion Rights"):

               (a) Right to Convert.

                    (i) Subject to subsections 5(c) and 5(d), each share of Series B Preferred and Series B-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. The Original Issue Price for the Series B Preferred is $2.00 per share and the Original Issue Price for the Series B-1 Preferred is $20.00 per share. The initial Conversion Price for the Series B Preferred and the Series B-1 Preferred shall be $2.00 per share; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

                    (ii) Each share of Series B Preferred and Series B-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately upon the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate.

               (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) Adjustments to Conversion Price of Series B Preferred for Dilutive Issues; Special Conversion of Series B Preferred:

                    (i) Special Definitions. For purposes of this Section 5(b), the following definitions shall apply:

                         (A) "Options" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (B) "Series B Issue Date" shall mean the date on which
the first share of Series B Preferred Stock is first issued.

                         (C) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                         (D) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                    (1) any shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding on the Series A Issue Date,

                    (2) Common Stock issued pursuant to a transaction described in subsection 5(d) hereof,

                    (3) shares issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization, or

                    (4) shares of Common Stock issuable or issued to directors, employees or other service providers to the Corporation at any time when the total number of shares of Common Stock so issuable or issued after the Series A Issue Date (and not repurchased at cost by the Corporation in connection with the termination of service as a director, employee or other service provider) does not exceed 328,384 plus (x) the number of shares of Common Stock repurchased at cost by the Corporation from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to the Series A Issue Date, and (y) the number of shares of Common Stock subject to outstanding Options on the Series A Issue Date, that subsequently terminate unexercised.

                         (E) "Pro Rata Share" with respect to each holder of
Series B Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance
(ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series B Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding.

                         (F) "Dilutive Issuance" with respect to the Series B
Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                         (G) "Participating Investor" shall mean any holder of
Series B Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                         (H) "Nonparticipating Investor" shall mean any holder
of Series B Preferred (or holder of the Series B Warrant) that is not a Participating Investor.

                    (ii) Shadow Preferred.

                         (A) In the event the Corporation proposes to undertake
a Dilutive Issuance, it shall give each holder of Series B Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series B Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty

(20) day period, or fails to actually purchase its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                         (B) To the extent of the percentage of the Pro Rata
Share not purchased (the "Refused Percentage") by each Nonparticipating Investor, that number of outstanding shares of Series B Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series B Preferred) into a number of fully-paid and nonassessable shares of Series B-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series B Preferred so converted. Such Series B-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series B-1 Preferred on the Closing Date. As provided in
Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series B Preferred, if any, into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                         (C) Shares of Series B Preferred that are converted as
provided in Section 5(c)(ii)(B) shall not be reissued as Series B Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series B-1 Preferred shall be issued except as set forth in this Section 5(c)(ii) upon conversion of shares of Series B Preferred.

                         (D) No adjustment in the Conversion Price of the Series
B- 1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                         (E) In the event that any shares of Series B-1
Preferred are issued or become subject to issuance or exercise of the Series B Warrant, effective on the Closing Date, any shares of Series B-1 Preferred that remain unissued after such issuance shall be cancelled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, or that do not become subject to issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, (1) to evidence the cancellation of such unissued shares of Series B-1 Preferred, (2) to create and reserve for issuance upon any subsequent Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series B-1 Preferred so cancelled and designated Series B-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series B-1 Preferred, except that the Conversion Price for the Series B-2 Preferred shall initially be the Conversion Price then in effect for the Series B Preferred, and (3) to amend the provisions of this Section 5 to provide that any subsequent conversion of Series B Preferred upon a Dilutive Issuance will be into shares of Series B-2 Preferred rather than Series B-1

Preferred. The Corporation shall take the same actions with respect to the Series B-2 Preferred and each series of Preferred Stock subsequently authorized under this Section 5(c)(ii)(E) upon the initial issuance of shares of such series.

                    (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series A Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series B Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                              (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                         (E) in the case of any Options which expire by their
terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

                    (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series A Issue Date without consideration or for consideration per share less than the Conversion Price for the Series B Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series B Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

                    (v) Determination of Consideration. For purposes of this
Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (A) Cash and Property: Such consideration shall:

                              (1) insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (2) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                              (3) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                         (B) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (1) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                              (2) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (d) Adjustment of Conversion Price. The Conversion Price of the Series B Preferred and the Series B-1 Preferred shall be subject to adjustment from time to time as follows:

                    (i) If the number of shares of Common Stock outstanding at any time after the Series A Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series B Preferred and the Series B-1 Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                    (ii) If the number of shares of Common Stock outstanding at any time after the Series A Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) In case, at any time after the Series A Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series B Preferred and Series B-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

               (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

               (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series B Preferred and Series B-1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act.

               (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Price at the time in effect for each series of Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

               (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Status of Converted Stock. In the event any shares of Series B Preferred or Series B-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

               (m) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Preferred Stock (or holder of the Series B Warrant) shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

          6. Protective Provisions. Notwithstanding any provision to the contrary in Section 6 of Article II.D. hereof, and subject to the rights of series of Preferred Stock which may from time to time come into existence, so long as shares of Series B Preferred or Series B-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred (together on an as-converted basis):

               (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series A Preferred, Series A-1 Preferred, Series B Preferred or Series B-1 Preferred;

               (b) Except as provided in Section 5(c)(ii)(E), authorize or result in the issuance of shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series A Preferred, Series A-1 Preferred, Series B Preferred, or Series B-1 Preferred;

               (c) Increase the authorized number of shares of Series A Preferred, Series A-1 Preferred, Series B Preferred or Series B-1 Preferred;

               (d) Increase the number of directors authorized in the bylaws above five (5);

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of the Series A Preferred, Series A-1 Preferred, Series B Preferred or Series B-1 Preferred under Section 305 of the Internal Revenue Code of 1986;

Notwithstanding the foregoing, the Corporation shall be required to obtain the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series B Preferred and Series B-1 Preferred (together on an as-converted basis) if any such foregoing change results in consequences proportionately less favorable with respect to the Series B Preferred or Series B-1 Preferred than with respect to the Series A Preferred or Series A-1 Preferred."

          DATED:  February 21, 1995.

                                        MEDICALOGIC, INC.


                                        By  MARK LEAVITT
                                            ------------------------------------
                                            Mark Leavitt, President

                                                             FOR OFFICE USE ONLY
Submit the original          Corporation Division - Business Registry
and one true copy            Public Service Building
$10.00                       255 Capitol St., NE   Ste. 151
                             Salem, OR 97310-1327
REGISTRY NUMBER:             (503) 986-2200  Facsimile (503) 378-4381

209240-15

                              ARTICLES OF AMENDMENT
                              Business Corporation

   1.   Name of the corporation prior to amendment:

            MedicaLogic, Inc.

   2. State the article number(s) and set forth the article(s) as it is amended to read, or attach a separate sheet.
        See attached.

   3.   The amendment(s) was adopted on   December 28, 1995.

        (If more than one amendment was adopted, identify the date of adoption of each amendment.)

   4.   Check the appropriate statement:

            [X] Shareholder action was required to adopt the amendment(s). The vote was as follows:

                 Class or series of shares
                                                    Series A Preferred Stock
                                                    ------------------------
                 No. of shares outstanding
                                                                   5,750,001
                 No. of votes entitled to be cast
                                                                   5,750,001
                 No. of votes cast for
                                                                   5,750,001
                 No. of votes cast against
                                                                     0

            [ ] Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

            [ ] The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

   MARK LEAVITT                    Mark Leavitt, M.D.          President
   -----------------------------------------------------------------------------
   SIGNATURE                       PRINTED NAME                TITLE


   Person to contact about this filing: Christopher K. Heuer        503/294-9206
                                        ----------------------------------------
                                        NAME                       DAYTIME PHONE


MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION. SUBMIT THE COMPLETED FORM AND FEE TOTHE ABOVE ADDRESS OR INCUDE YOUR VISA OR MASTERCARD NUMBER AND EXPIRATION
DATE [                         ] AND FAX.

                              ARTICLES OF AMENDMENT

                                       OF

                                MEDICALOGIC, INC.


     1. The name of the corporation is MedicaLogic, Inc.

     2. The 1994 Restated Articles of Incorporation of the corporation, as amended, are amended to add a new Article II.F to the end of Article II to read in its entirety as follows:


     "F. Series C and C-1 Preferred Stock. This Article II.F. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series C Preferred Stock ("Series C Preferred") and the number of shares constituting such series shall be 4,771,267 and the shares of the second of such series shall be designated Series C-1 Preferred Stock ("Series C-1 Preferred") and the number of shares constituting such series shall be 477,126.7.

          1. Dividends. Subject to the rights of series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of $0.225 on each share of Series C Preferred and $2.25 on each share of Series C-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series C Preferred and Series C-1 Preferred shall not be cumulative.

          2. Liquidation Preference. Notwithstanding any provision to the contrary in Section 2 of Article II.D. or Section 2 of Article II.E. hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) The holders of Series C Preferred and Series C-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred, an amount per share of Series C Preferred (the "Series C Preference") equal to $2.25 plus all declared but unpaid dividends on the Series C Preferred, and an amount per share of Series C-1 Preferred (the "Series C-1 Preference") equal to $22.50 per share plus all declared but unpaid dividends on the Series C-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series C Preferred and Series C-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series C Preferred and the Series C-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred, Series C-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series C Preference and the Series C-1 Preference described in subsection 2(a) above), the Series A Preference, the Series A-1 Preference, the Series B Preference and the Series B-1 Preference, as set forth in subsection 2(a) of Article II.D. and subsection 2(a) of Article II.E. hereof.

               (c) After the distributions described in subsection 2(a) and subsection 2(b) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred and Series C-1 Preferred held by such holders.

               (d) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

               (e) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption. Notwithstanding any provision to the contrary in
Section 3 of Article II.D. and Section 3 of Article II.E. hereof:

               (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred and Series C-1 Preferred (together on an as-converted basis), provided such request is received after June 30, 1999, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred and Series C-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be a sum per share equal to the Series A Preference for Series A Preferred, the Series A-1 Preference for Series A-1 Preferred, the Series B Preference for Series B Preferred, the Series B-1 Preference for Series B-1 Preferred, the Series C Preference for the Series C Preferred and the Series C-1 Preference for the Series C-1 Preferred. If all of the shares of the Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred and Series C-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

               (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series C Preferred and Series C-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred.

                    (ii) In the event of any redemption of only a part of the then outstanding Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (iii) After the redemptions described in subsection (b)(i) above have been made, the Corporation shall effect such redemption pro rata among the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (iv) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(v), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (v) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

               (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred or Series C-1 Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Voting Rights. Notwithstanding any provision to the contrary in
Section 4 of Article II.D or Section 4 of Article II.E hereof:

               (a) Except as otherwise required by law, the holders of Series C Preferred and Series C-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series C Preferred and Series C-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series C Preferred and Series C-1 Preferred shall vote together with the Common Stock, the Series A Preferred, the Series A-1 Preferred, the Series B Preferred and the Series B-1 Preferred as a single class.

               (b) The holders of the Series B Preferred, the Series B-1 Preferred, the Series C Preferred, the Series C-1 Preferred and the Common Stock, voting together as a single class, shall be entitled to elect all members of the Board of Directors not elected by holders of the Series A Preferred and Series A-1 Preferred.

               (c) Except as provided in Section 6, the Series C Preferred and the Series C-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger.

          5. Conversion Rights. The holders of the Series C Preferred and Series C-1 Preferred shall have conversion rights as follows (the "Conversion Rights"):

               (a) Right to Convert.

                    (i) Subject to subsections 5(c) and 5(d), each share of Series C Preferred and Series C-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. The Original Issue Price for the Series C Preferred is $2.25 per share and the Original Issue Price for the Series C-1 Preferred is $22.50 per share. The initial Conversion Price for the Series C Preferred and the Series C-1 Preferred shall be $2.25 per share; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

                    (ii) Each share of Series C Preferred and Series C-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately upon the consummation of the

Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate.

               (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) Adjustments to Conversion Price of Series C Preferred for Dilutive Issues; Special Conversion of Series C Preferred:

                    (i) Special Definitions. For purposes of this Section 5(c), the following definitions shall apply:

                         (A) "Options" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (B) "Series C Issue Date" shall mean the date on which
the first share of Series C Preferred Stock is first issued.

                         (C) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                         (D) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                    (1) any shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding on the Series C Issue Date,

                    (2) Common Stock issued pursuant to a transaction described in subsection 5(d) hereof,

                    (3) shares issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization,

                    (4) shares of Common Stock issuable or issued to directors, employees or other service providers to the Corporation at any time when the total number of shares of Common Stock so issuable or issued after the Series C Issue Date (and not repurchased at cost by the Corporation in connection with the termination of service as a director, employee or other service provider) does not exceed 1,047,684 plus (x) the number of shares of Common Stock repurchased at cost by the Corporation from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to the Series C Issue Date, and (y) the number of shares of Common Stock subject to outstanding Options on the Series C Issue Date, that subsequently terminate unexercised, or

                    (5) shares of Series B Preferred Stock (or other series of Preferred Stock subsequently authorized under Section 5(c)(ii)(E) of
          Article II.E) issued pursuant to that certain stock purchase warrant dated December 30, 1994 issued by the Corporation to Independent Investments, Inc.

                         (E) "Pro Rata Share" with respect to each holder of
Series C Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance
(ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series C Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding.

                         (F) "Dilutive Issuance" with respect to the Series C
Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                         (G) "Participating Investor" shall mean any holder of
Series C Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                         (H) "Nonparticipating Investor" shall mean any holder
of Series C Preferred that is not a Participating Investor and whose Pro Rata Share is not purchased by a Substitute Investor.

                     (ii)    Shadow Preferred.

                         (A) In the event the Corporation proposes to undertake
a Dilutive Issuance, it shall give each holder of Series C Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series C Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. Each holder of Series C Preferred that is not an Accredited Investor may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that another holder of Series C Preferred that is an Accredited Investor (the "Substitute Investor") will purchase such holder's Pro Rata Share for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty (20) day period, or fails to actually purchase (or have purchased by the Substitute Investor) its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                         (B) To the extent of the percentage of the Pro Rata
Share not purchased (the "Refused Percentage") by (or by a Substitute Investor on behalf of) each Nonparticipating Investor, that number of outstanding shares of Series C Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series C Preferred) into a number of fully-paid and nonassessable shares of Series C-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series C Preferred so converted. Such Series C-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series C-1 Preferred on the Closing Date. As provided in
Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series C Preferred into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                         (C) Shares of Series C Preferred that are converted as
provided in Section 5(c)(ii)(B) shall not be reissued as Series C Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series C-1 Preferred shall be issued except as set forth in this Section 5(c)(ii) upon conversion of shares of Series C Preferred.

                         (D) No adjustment in the Conversion Price of the Series
C-1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                         (E) In the event that any shares of Series C-1
Preferred are issued, effective on the Closing Date, any shares of Series C-1 Preferred that remain unissued after such issuance shall be cancelled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, (1) to evidence the cancellation of such unissued shares of Series C-1 Preferred, (2) to create and reserve for issuance upon any subsequent Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series C-1 Preferred so cancelled and designated Series C-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series C-1 Preferred, except that the Conversion Price for the Series C-2 Preferred shall initially be the Conversion Price then in effect for the Series C Preferred, and
(3) to amend the provisions of this Section 5 to provide that any subsequent conversion of Series C Preferred upon a Dilutive Issuance will be into shares of Series C-2 Preferred rather than Series C-1 Preferred. The Corporation shall take the same actions with respect to the Series C-2 Preferred and each series of Preferred Stock subsequently authorized under this Section 5(c)(ii)(E) upon the initial issuance of shares of such series.

                    (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series C Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common

Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series C Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                              (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                         (E) in the case of any Options which expire by their
terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

                    (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series C Issue Date without consideration or for consideration per share less than the Conversion Price for the Series C Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series C Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

                    (v) Determination of Consideration. For purposes of this
Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (A) Cash and Property: Such consideration shall:

                              (1) insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (2) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                              (3) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                         (B) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (1) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                              (2) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (d) Adjustment of Conversion Price. The Conversion Price of the Series C Preferred and the Series C-1 Preferred shall be subject to adjustment from time to time as follows:

                    (i) If the number of shares of Common Stock outstanding at any time after the Series C Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series C Preferred and the Series C-1 Preferred shall be appropriately decreased so that the number of shares of

Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                    (ii) If the number of shares of Common Stock outstanding at any time after the Series C Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) In case, at any time after the Series C Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series C Preferred and Series C-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

               (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

               (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series C Preferred and Series C-1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act.

               (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Price at the time in effect for each series of Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

               (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Status of Converted Stock. In the event any shares of Series C Preferred or Series C-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

               (m) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

          6. Protective Provisions. So long as shares of Series C Preferred or Series C-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series C Preferred and Series C-1 Preferred (together on an as-converted basis):

               (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series C Preferred or Series C-1 Preferred;

               (b) Except as provided in Section 5(c)(ii)(E) of each of Articles II.D, II.E and this II.F, authorize or result in the issuance of shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series C Preferred, or Series C-1 Preferred;

               (c) Increase the authorized number of shares of Series C Preferred or Series C-1 Preferred;

               (d) Increase the number of directors authorized in the bylaws above seven (7);

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of Series C Preferred or Series C-1 Preferred under Section 305 of the Internal Revenue Code of 1986."


Dated:  December 28, 1995


                                       MEDICALOGIC, INC.



                                       By:  MARK LEAVITT
                                            ------------------------------------
                                            Mark Leavitt, M.D., President

                              ARTICLES OF AMENDMENT
                                       OF
                                MEDICALOGIC, INC.


     1. The name of the corporation is MedicaLogic, Inc.

     2. The first paragraph of Article II.F. of the 1994 Restated Articles of Incorporation, as amended, of the corporation is amended to read in its entirety as follows:

               "Series C and C-1 Preferred Stock. This Article II.F. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series C Preferred Stock ("Series C Preferred") and the number of shares constituting such series shall be 7,425,298, and the shares of the second of such series shall be designated Series C-1 Preferred Stock ("Series C-1 Preferred") and the number of shares constituting such series shall be 742,529.8."

     3. The amendment to Article II.F. was adopted by the shareholders of the corporation on May 10, 1996.

     4. 13,081,214 shares of Common Stock, 5,750,001 shares of Series A Preferred Stock and 4,506,667 shares of Series C Preferred Stock were outstanding on April 29, 1996, the record date for the meeting at which the amendment was approved. The Common Stock, the Series A Preferred Stock and the Series C Preferred Stock (on an as-converted basis), voting together as a single class, were entitled to be voted on the amendment. In addition, the Series A Preferred Stock (on an as-converted basis), voting separately as a class, and the Series C Preferred Stock (on an as-converted basis), voting separately as a class, were each entitled to be voted on the amendment.

     5. 9,044,079 shares of Common Stock were voted for, and -0- shares of Common Stock were voted against, the amendment. 5,750,001 shares of Series A Preferred Stock were voted for, and -0- shares of Series A Preferred Stock were voted against, the amendment. 4,357,178 shares of Series C Preferred Stock were voted for, and -0- shares of Series C Preferred Stock were voted against, the amendment.

            DATED:  May 20, 1996.

                                       MEDICALOGIC, INC.


                                       By  MARK LEAVITT
                                           -------------------------------------
                                           Mark Leavitt, President

                                                             FOR OFFICE USE ONLY
Submit the original           Corporation Division - Business Registry
and one true copy             Public Service Building
$10.00                        255 Capitol St., NE   Ste. 151
                              Salem, OR 97310-1327
REGISTRY NUMBER:              (503) 986-2200  Facsimile (503) 378-4381

    209240-15
                              ARTICLES OF AMENDMENT
                              Business Corporation

1.   Name of the corporation prior to amendment: MedicaLogic, Inc.

2. State the article number(s) and set forth the article(s) as it is amended to read, or attach a separate sheet. See attached.

3.   The amendment(s) was adopted on May 20 , 1996.

4.   Check the appropriate statement:

     [X] Shareholder action was required to adopt the amendment(s). The vote was as follows:

             Class or series of shares:            Series A Preferred Stock
             No. of shares outstanding:                           5,750,001
             No. of votes entitled to be cast:                    5,750,001
             No. of votes cast for:
             No. of votes cast against:

             Class or series of shares:            Series C Preferred Stock
             No. of shares outstanding:                           4,506,667
             No. of votes entitled to be cast:                    4,506,667
             No. of votes cast for:
             No. of votes cast against:

     [ ] Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

     [ ] The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.


                                        MARK LEAVITT, M.D.
                                        ----------------------------------------
                                        Mark Leavitt, M.D., President

Person to contact about this filing:
Christopher K. Heuer, Stoel Rives LLP  (503) 294-9206

MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION. SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND
EXIPIRATION DATE [              ] AND FAX.

                              ARTICLES OF AMENDMENT
                                       OF
                                MEDICALOGIC, INC.


     1. The name of the corporation is MedicaLogic, Inc.

     2. The 1994 Restated Articles of Incorporation of the corporation, as amended, are amended to add a new Article II.G to the end of Article II to read in its entirety as follows:

     "G. Series D and D-1 Preferred Stock. This Article II.G. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series D Preferred Stock ("Series D Preferred") and the number of shares constituting such series shall be 1,750,000, and the shares of the second of such series shall be designated Series D-1 Preferred Stock ("Series D-1 Preferred") and the number of shares constituting such series shall be 175,000.

          1. Dividends. Subject to the rights of series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of the Series D Dividend Amount (as defined below) on each share of Series D Preferred and the Series D-1 Dividend Amount (as defined below) on each share of Series D-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series D Preferred and Series D-1 Preferred shall not be cumulative. For purposes of this Section 1, the Series D Dividend Amount and the Series D-1 Dividend Amount shall be $0.30 and $3.00, respectively; provided, however, that the Series D Dividend Amount and the Series D-1 Dividend Amount shall be $0.25 and $2.50, respectively, upon and after the occurrence of an "Adjustment Event" as defined in that certain Series D Warrant issued by the Corporation to Hewlett- Packard Company, a California corporation, dated February 28, 1996.

          2. Liquidation Preference. Notwithstanding any provision to the contrary in Section 2 of Article II.D., Section 2 of Article II.E. or Section 2 of Article II.F. hereof, but subject to Section 2(a) of Article II.F. hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) After the distribution described in subsection 2(a) of
Article II.F hereof, the holders of Series D Preferred and Series D-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and on a parity with the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred and Series B-1 Preferred, an amount per share of Series D Preferred equal to the Series D Preference plus all declared but unpaid dividends on the Series D Preferred, and an amount per share of Series D-1 Preferred equal to the Series D-1 Preference plus all declared but unpaid dividends on the Series D-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred and Series D-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred, the Series A-1 Preferred, Series B Preferred, the Series B-1 Preferred, the Series D Preferred and the Series D-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive. For purposes of this Article II.G., the Series D Preference and the Series D-1 Preference shall be $3.00 and $30.00, respectively; provided, however, that the Series D Preference and the Series D-1 Preference shall be $2.50 and $25.00, respectively, upon and after the occurrence of an "Adjustment Event" as defined in the Series D Warrant.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred and Series D-1 Preferred held by such holders.

               (c) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

              (d) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption. Notwithstanding any provision to the contrary in
Section 3 of Article II.D., Section 3 of Article II.E. and Section 3 of Article II.F. hereof:

               (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred and Series D-1 Preferred (together on an as-converted basis), provided such request is received after June 30, 1999, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred Series C-1 Preferred, Series D Preferred and Series D-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be a sum per share equal to the Series A Preference for Series A Preferred, the Series A-1 Preference for Series A-1 Preferred, the Series B Preference for Series B Preferred, the Series B-1 Preference for Series B-1 Preferred, the Series C Preference for the Series C Preferred, the Series C-1 Preference for the Series C-1 Preferred, the Series D Preference for the Series D Preferred and the Series D-1 Preference for the Series D-1 Preferred. If all of the shares of the Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred and Series D-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

               (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred and Series D-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series C Preferred and Series C-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred and Series D-1 Preferred.

                    (ii) In the event of any redemption of only a part of the then outstanding Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (iii) After the redemptions described in subsection (b)(i) above have been made, the Corporation shall effect such redemption pro rata among the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series B-1 Preferred, Series D Preferred and Series D-1 Preferred according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (iv) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(v), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (v) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

               (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred or Series D-1

Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Voting Rights. Notwithstanding any provision to the contrary in
Section 4 of Article II.D, Section 4 of Article II.E and Section 4 of Article II.F hereof:

               (a) Except as otherwise required by law, the holders of Series D Preferred and Series D-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series D Preferred and Series D-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 4 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series D Preferred and Series D-1 Preferred shall vote together with the Common Stock, the Series A Preferred, the Series A-1 Preferred, the Series B Preferred, the Series B-1 Preferred, the Series C Preferred, and the Series C-1 Preferred, as a single class.

               (b) The holders of the Series B Preferred, the Series B-1 Preferred, the Series C Preferred, the Series C-1 Preferred, the Series D Preferred, the Series D-1 Preferred and the Common Stock, voting together as a single class, shall be entitled to elect all members of the Board of Directors not elected by holders of the Series A Preferred and Series A-1 Preferred.

               (c) Except as provided in Section 6, the Series D Preferred and the Series D-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger.

          5. Conversion Rights. The holders of the Series D Preferred and Series D- 1 Preferred shall have conversion rights as follows (the "Conversion Rights"):

               (a) Right to Convert.

                    (i) Subject to subsections 5(c) and 5(d), each share of Series D Preferred and Series D-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. The Original Issue Price for the Series D Preferred is the Series D Preference and the Original Issue Price for the Series D- 1 Preferred is Series D-1 Preference. The initial Conversion Price for the Series D Preferred and the Series D-1 Preferred shall be the Series D Preference; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

                    (ii) Each share of Series D Preferred and Series D-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately upon the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate.

               (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) Adjustments to Conversion Price of Series D Preferred for Dilutive Issues; Special Conversion of Series D Preferred:

                    (i) Special Definitions. For purposes of this Section 5(b), the following definitions shall apply:

                         (A) "Options" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (B) "Series C Issue Date" shall mean the date on which
the first share of Series C Preferred Stock was first issued.

                         (C) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                         (D) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                              (1) any shares of Common Stock issuable upon
exercise or conversion of Options or Convertible Securities outstanding on the Series C Issue Date,

                              (2) Common Stock issued pursuant to a transaction
described in subsection 5(d) hereof,

                              (3) shares issued pursuant to the acquisition of
another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization,

                              (4) shares of Common Stock issuable or issued to
directors, employees or other service providers to the Corporation pursuant to any stock incentive plan of the Corporation, or

                              (5) shares of Series B Preferred Stock (or other
series of Preferred Stock subsequently authorized under Section 5(c)(ii)(E) of
Article II.E) issued pursuant to that certain stock purchase warrant dated December 30, 1994 issued by the Corporation to Independent Investments, Inc.

                         (E) "Pro Rata Share" with respect to each holder of
Series D Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance
(ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series D Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding.

                         (F) "Dilutive Issuance" with respect to the Series D
Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                         (G) "Participating Investor" shall mean any holder of
Series D Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                         (H) "Nonparticipating Investor" shall mean any holder
of Series D Preferred (or holder of the Series D Warrant) that is not a Participating Investor.

                         (I) "Series D Warrant" shall mean that certain warrant
issued by the Corporation to Hewlett-Packard Company, a California corporation, dated February 28, 1996.

                    (ii) Shadow Preferred.

                         (A) In the event the Corporation proposes to undertake
a Dilutive Issuance, it shall give each holder of Series D Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series D Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty (20) day period, or fails to actually purchase its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                         (B) To the extent of the percentage of the Pro Rata
Share not purchased (the "Refused Percentage") by each Nonparticipating Investor, that number of outstanding shares of Series D Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series D Preferred) into a number of fully-paid and nonassessable shares of Series D-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series D Preferred so converted. Such Series D-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series D-1 Preferred on the Closing Date. As provided in
Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series D Preferred, if any, into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                         (C) Shares of Series D Preferred that are converted as
provided in Section 5(c)(ii)(B) shall not be reissued as Series D Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series D-1 Preferred shall be issued except as set forth in this
Section 5(c)(ii) upon conversion of shares of Series D Preferred.

                         (D) No adjustment in the Conversion Price of the Series
D-1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                         (E) In the event that any shares of Series D-1
Preferred are issued, effective on the Closing Date, any shares of Series D-1 Preferred that remain unissued after such issuance shall be cancelled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, or that do not become subject to issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, (1) to evidence the cancellation of such unissued shares of Series D-1 Preferred, (2) to create and reserve for issuance upon any subsequent Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series D-1 Preferred so cancelled and designated Series D-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series B-1 Preferred, except that the Conversion Price for the Series D-2 Preferred shall initially be the Conversion Price then in effect for the Series D Preferred, and (3) to amend the provisions of this
Section 5 to provide that any subsequent conversion of Series D Preferred upon a Dilutive Issuance will be into shares of Series D-2 Preferred rather than Series D-1 Preferred. The Corporation shall take the same actions with respect to the Series D-2 Preferred and each series of Preferred Stock subsequently authorized under this Section 5(c)(ii)(E) upon the initial issuance of shares of such series.

                    (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series C Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series D Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                              (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                         (E) in the case of any Options which expire by their
terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

                    (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series C Issue Date without consideration or for consideration per share less than the Conversion Price for the Series D Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series D Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

                    (v) Determination of Consideration. For purposes of this
Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (A) Cash and Property: Such consideration shall:

                              (1) insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (2) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                              (3) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                         (B) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (1) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                              (2) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (d) Adjustment of Conversion Price. The Conversion Price of the Series D Preferred and the Series D-1 Preferred shall be subject to adjustment from time to time as follows:

                    (i) If the number of shares of Common Stock outstanding at any time after the Series C Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series D Preferred and the Series D-1 Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                    (ii) If the number of shares of Common Stock outstanding at any time after the Series C Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) In case, at any time after the Series C Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series D Preferred and Series D-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

               (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

               (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series D Preferred and Series D-1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act.

               (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Price at the time in effect for each series of Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

               (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Status of Converted Stock. In the event any shares of Series D Preferred or Series D-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

               (m) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Preferred Stock (or holder of the Series D Warrant) shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

          6. Protective Provisions. Notwithstanding any provision to the contrary in Section 6 of Article II.D. and Section 6 of Article II.E. hereof, and subject to the rights of series of Preferred Stock which may from time to time come into existence, so long as shares of Series D Preferred or Series D-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series A Preferred, Series A-1 Preferred,
Series B Preferred, Series B-1 Preferred, Series D Preferred and Series D-1 Preferred (together on an as-converted basis):

               (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred or Series D-1 Preferred;

               (b) Except as provided in Section 5(c)(ii)(E), authorize or result in the issuance of shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred, or Series D-1 Preferred;

               (c) Increase the authorized number of shares of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred or Series D- 1 Preferred;

               (d) Increase the number of directors authorized in the bylaws above seven (7);

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of the Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred or Series D-1 Preferred under Section 305 of the Internal Revenue Code of 1986;

Notwithstanding the foregoing, the Corporation shall be required to obtain the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series D Preferred and Series D-1 Preferred (together on an as-converted basis) if any such foregoing change results in consequences proportionately less favorable with respect to the Series D Preferred or Series D-1 Preferred than with respect to the Series A Preferred, Series A-1 Preferred, Series B Preferred or Series B-1 Preferred."

                                                             FOR OFFICE USE ONLY
Submit the original          Corporation Division - Business Registry
and one true copy            Public Service Building
$10.00                       255 Capitol St., NE   Ste. 151
                             Salem, OR 97310-1327
REGISTRY NUMBER:             (503) 986-2200  Facsimile (503) 378-4381

   209240-15
                              ARTICLES OF AMENDMENT
                              Business Corporation

1.   Name of the corporation prior to amendment:
        MedicaLogic, Inc.

2. State the article number(s) and set forth the article(s) as it is amended to read, or attach a separate sheet.
        Attached

3.   The amendment(s) was adopted on _______________, 19___.

     (If more than one amendment was adopted, identify the date of adoption of each amendment.)

4.   Check the appropriate statement:

     [X] Shareholder action was required to adopt the amendment(s). The vote was as follows:

                   Class or series of shares          Series A Preferred

                   No. of shares outstanding                   5,750,001

                   No. of votes entitled to be cast            5,750,001

                   No. of votes cast for                       5,274,668

                   No. of votes cast against                           0

                   Class or series of shares          Series C Preferred

                   No. of shares outstanding                   7,012,637

                   No. of votes entitled to be cast            7,012,637

                   No. of votes cast for                       6,651,114

                   No. of votes cast against                           0

     [ ] Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

     [ ] The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

MARK K. LEAVITT, M.D.                 Mark K. Leavitt, M.D.            President
--------------------------------------------------------------------------------
SIGNATURE                             PRINTED NAME                     TITLE


Person to contact about this filing:  Christopher K. Heuer          503/294-9206
--------------------------------------------------------------------------------
                                      NAME                         DAYTIME PHONE

MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION. SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND
EXPIRATION DATE [               ] AND FAX.

                              ARTICLES OF AMENDMENT

                                       OF

                                MEDICALOGIC, INC.


     1. The name of the corporation is MedicaLogic, Inc.

     2. The introductory paragraph of Section 6 of Article II.D of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to read as follows:

          "6. Protective Provisions. Subject to the rights of series of Preferred Stock which may from time to time come into existence, so long as shares of Series A Preferred or Series A-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval, by vote or written consent (which consent need not be unanimous and may be obtained without a shareholders' meeting), of the holders of at least a majority of the then outstanding shares of Series A Preferred and Series A-1 Preferred (together on an as-converted basis):"

     3. The introductory paragraph of Article II.F of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to read as follows:

     "F. Series C and C-1 Preferred Stock. This Article II.F. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series C Preferred Stock ("Series C Preferred") and the number of shares constituting such series shall be 7,012,637 and the shares of the second of such series shall be designated Series C-1 Preferred Stock ("Series C-1 Preferred") and the number of shares constituting such series shall be 701,263.7."

     4. Section 5(c)(i)(D)(4) of Article II.F of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to replace "1,047,684" with "2,047,684."

     5. The introductory paragraph of Section 6 of Article II.F of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to read as follows:

          "6. Protective Provisions. So long as shares of Series C Preferred or Series C-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval, by vote or written consent (which consent need not be unanimous and may be obtained without a shareholders' meeting), of the holders of at least a majority of the then outstanding shares of Series C Preferred and Series C-1 Preferred (together on an as-converted basis):"

     6. Section 3(a) of Article II.D, Section 3(a) of Article II.F, and Section 3(a) of Article II.G of the1994 Restated Articles of Incorporation of the corporation, as amended, are each amended to replace "June 30, 1999" with "December 31, 2001."

     7. The introductory paragraph of Section 6 of Article II.G of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to read as follows:

          "6. Protective Provisions. Notwithstanding any provision to the contrary in Section 6 of Article II.D. and Section 6 of Article II.E. hereof, and subject to the rights of series of Preferred Stock which may from time to time come into existence, so long as shares of Series D Preferred or Series D-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval, by vote or written consent (which consent need not be unanimous and may be obtained without a shareholders' meeting), of the holders of at least a majority of the then outstanding shares of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred and Series D-1 Preferred (together on an as-converted basis):"

     8. The 1994 Restated Articles of Incorporation of the corporation, as amended, are amended to add a new Article II.H to the end of Article II to read in its entirety as follows:

     "H. Series E and E-1 Preferred Stock. This Article II.H. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series E Preferred Stock ("Series E Preferred") and the number of shares constituting such series shall be 4,811,669 and the shares of the second of such series shall be designated Series E-1 Preferred Stock ("Series E-1 Preferred") and the number of shares constituting such series shall be 481,166.9.

          1. Dividends. Subject to the rights of series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of $0.315 on each share of Series E Preferred and

$3.15 on each share ofSeries E-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series E Preferred and Series E-1 Preferred shall not be cumulative.

          2. Liquidation Preference. Notwithstanding any provision to the contrary in Section 2 of Article II.D., Section 2 of Article II.E., Section 2 of
Article II.F., or Section 2 of Article II.G. hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) The holders of Series E Preferred and Series E-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred and Series D-1 Preferred an amount per share of Series E Preferred (the "Series E Preference") equal to $3.15 plus all declared but unpaid dividends on the Series E Preferred, and an amount per share of Series E-1 Preferred (the "Series E-1 Preference") equal to $31.50 per share plus all declared but unpaid dividends on the Series E-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series E Preferred and Series E-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series E Preferred and the Series E-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, Series C Preferred and Series C-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred, Series D-1 Preferred, Series E Preferred, Series E-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference and the Series E-1 Preference described in subsection 2(a) above), the Series C Preference and the Series C-1 Preference, as set forth in subsection 2(a) of
Article II.F. hereof.

               (c) After the distribution described in subsections 2(a) and 2(b) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred, Series A-1 Preferred,

Series B Preferred, Series B-1 Preferred, Series D Preferred and Series D-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, the Series E-1 Preference, the Series C Preference and Series C-1 Preference described in subsections 2(a) and 2(b) above), the Series A Preference, the Series A-1 Preference, the Series B Preference, the Series B-1 Preference, the Series D Preference and the Series D-1 Preference, as set forth in subsection 2(a) of Article II.D., subsection 2(a) of Article II.E., and subsection 2(a) of Article II.G. hereof.

               (d) After the distributions described in subsection 2(a), subsection 2(b) and subsection 2(c) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, Series E Preferred, Series E-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, Series E Preferred, Series E-1 Preferred held by such holders.

               (e) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

               (f) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption. Notwithstanding any provision to the contrary in
Section 3 of Article II.D., Section 3 of Article II.E., Section 3 of Article II.F. and Section 3 of Article II.G. hereof:

               (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent

(50%) of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, Series E Preferred and Series E-1 Preferred (together on an as-converted basis), provided such request is received after December 31, 2001, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, Series E Preferred and Series E-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be a sum per share equal to the Series A Preference for Series A Preferred, the Series A-1 Preference for Series A-1 Preferred, the Series B Preference for Series B Preferred, the Series B-1 Preference for Series B-1 Preferred, the Series C Preference for the Series C Preferred, the Series C-1 Preference for the Series C-1 Preferred, the Series D Preference for the Series D Preferred, the Series D-1 Preference for the Series D-1 Preferred, the Series E Preference for the Series E Preferred and the Series E-1 Preference for the Series E-1 Preferred. If all of the shares of the Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, Series E Preferred and Series E-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

               (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, Series E Preferred and Series E-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series E Preferred and Series E-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred and Series D-1 Preferred.

                    (ii) In the event of any redemption of only a part of the then outstanding Series E Preferred and Series E-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (iii) After the redemptions described in subsection (b)(i) above have been made, in the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred and Series D-1

Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series C Preferred and Series C-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred and Series D-1 Preferred.

                    (iv) In the event of any redemption of only a part of the then outstanding Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (v) After the redemptions described in subsections (b)(i) and (b)(iii) above have been made, the Corporation shall effect such redemption pro rata among the holders of Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series D Preferred and Series D-1 Preferred according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (vi) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(vii), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (vii) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

               (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series D Preferred, Series D-1 Preferred, Series E Preferred or Series E-1 Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Voting Rights. Notwithstanding any provision to the contrary in
Section 4 of Article II.D, Section 4 of Article II.E, Section 4 of Article II.F or Section 4 of Article II.G hereof:

               (a) Except as otherwise required by law, the holders of Series E Preferred and Series E-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series E Preferred and Series E-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series E Preferred and Series E-1 Preferred shall vote together with the Common Stock, the Series A Preferred, the Series A-1 Preferred, the Series B Preferred, the Series B-1 Preferred, the Series C Preferred, the Series C-1 Preferred, the Series D Preferred and the Series D-1 Preferred as a single class.

               (b) The holders of the Series E Preferred and the Series E-1 Preferred, voting together, shall be entitled to elect one member of the Corporation's Board of Directors, with each share of Series E Preferred and Series E-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). The holders of the Series B Preferred, the Series B-1 Preferred, the Series C Preferred, the Series C-1 Preferred, the Series D Preferred and the Series D-1 Preferred, and the Common Stock, voting together as a single class, shall be entitled to elect all members of the Board of Directors not elected by holders of the Series A Preferred, the Series A-1 Preferred, the Series E Preferred and the Series E-1 Preferred.

               (c) Except as provided in Section 6, the Series E Preferred and the Series E-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger.

          5. Conversion Rights. The holders of the Series E Preferred and Series E-1 Preferred shall have conversion rights as follows (the "Conversion Rights"):

               (a) Right to Convert.

                    (i) Subject to subsections 5(c) and 5(d), each share of Series E Preferred and Series E-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. The Original Issue Price for the Series E Preferred is $3.15 per share and the Original Issue Price for the Series E-1 Preferred is $31.50 per share. The initial Conversion Price for the Series E Preferred and the Series E-1 Preferred shall be $3.15 per share; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

                    (ii) Each share of Series E Preferred and Series E-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately upon the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate.

               (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) Adjustments to Conversion Price of Series E Preferred for Dilutive Issues; Special Conversion of Series E Preferred:

                    (i) Special Definitions. For purposes of this Section 5(c), the following definitions shall apply:

                         (A) "Options" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (B) "Series E Issue Date" shall mean the date on which
the first share of Series E Preferred Stock is first issued.

                         (C) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                         (D) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                    (1) any shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding on the Series E Issue Date,

                    (2) Common Stock issued pursuant to a transaction described in subsection 5(d) hereof,

                    (3) shares issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization,

                    (4) shares of Common Stock issuable or issued to directors, employees or other service providers to the Corporation at any time when the total number of shares of Common Stock so issuable or issued after the Series E Issue Date (and not repurchased at cost by the Corporation in connection with the termination of service as a director, employee or other service provider) does not exceed 1,360,684 plus (x) the number of shares of Common Stock repurchased at cost by the Corporation from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to the Series E Issue Date, and (y) the number of shares of Common Stock subject to outstanding Options on the Series E Issue Date, that subsequently terminate unexercised, or

                    (5) shares of Series D Preferred Stock (or other series of Preferred Stock subsequently authorized under Section 5(c)(ii)(E) of
          Article II.G) issued pursuant to that certain stock purchase warrant dated February 28, 1996 issued by the Corporation to Hewlett-Packard Company.

                         (E) "Pro Rata Share" with respect to each holder of
Series E Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance
(ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series E Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding.

                         (F) "Dilutive Issuance" with respect to the Series E
Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                         (G) "Participating Investor" shall mean any holder of
Series E Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                         (H) "Nonparticipating Investor" shall mean any holder
of Series E Preferred that is not a Participating Investor and whose Pro Rata Share is not purchased by a Substitute Investor.

                    (ii) Shadow Preferred.

                         (A) In the event the Corporation proposes to undertake
a Dilutive Issuance, it shall give each holder of Series E Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series E Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. Each holder of Series E Preferred that is not an Accredited Investor may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that another holder of Series E Preferred that is an Accredited Investor (the "Substitute Investor") will purchase such holder's Pro Rata Share for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty (20) day period, or fails to actually purchase (or have purchased by the Substitute Investor) its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                         (B) To the extent of the percentage of the Pro Rata
Share not purchased (the "Refused Percentage") by (or by a Substitute Investor on behalf of) each Nonparticipating Investor, that number of outstanding shares of Series E Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series E Preferred) into a number of fully-paid and nonassessable shares of Series E-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series E Preferred so converted. Such Series E-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series E-1 Preferred on the Closing Date. As provided in
Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series E Preferred into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                         (C) Shares of Series E Preferred that are converted as
provided in Section 5(c)(ii)(B) shall not be reissued as Series E Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series E-1 Preferred shall be issued except as set forth in this Section 5(c)(ii) upon conversion of shares of Series E Preferred.

                         (D) No adjustment in the Conversion Price of the Series
E- 1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                         (E) In the event that any shares of Series E-1
Preferred are issued, effective on the Closing Date, any shares of Series E-1 Preferred that remain unissued after such issuance shall be cancelled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation,
(1) to evidence the cancellation of such unissued shares of Series E-1 Preferred, (2) to create and reserve for issuance upon any subsequent Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series E-1 Preferred so cancelled and designated Series E-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series E-1 Preferred, except that the Conversion Price for the Series E-2 Preferred shall initially be the Conversion Price then in effect for the Series E Preferred, and (3) to amend the provisions of this Section 5 to provide that any subsequent conversion of Series E Preferred upon a Dilutive Issuance will be into shares of Series E-2 Preferred rather than Series E-1 Preferred. The Corporation shall take the same actions with respect to the Series E-2 Preferred and each series of Preferred Stock subsequently authorized under this Section 5(c)(ii)(E) upon the initial issuance of shares of such series.

                    (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series E Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series E Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                              (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                         (E) in the case of any Options which expire by their
terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

                    (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series E Issue Date without consideration or for consideration per share less than the Conversion Price for the Series E Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series E Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

                    (v) Determination of Consideration. For purposes of this
Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (A) Cash and Property: Such consideration shall:

                              (1) insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (2) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                              (3) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                         (B) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (1) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                              (2) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (d) Adjustment of Conversion Price. The Conversion Price of the Series E Preferred and the Series E-1 Preferred shall be subject to adjustment from time to time as follows:

                    (i) If the number of shares of Common Stock outstanding at any time after the Series E Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series E Preferred and the Series E-1 Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                    (ii) If the number of shares of Common Stock outstanding at any time after the Series E Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) In case, at any time after the Series E Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series E Preferred and Series E-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

               (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

               (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series E Preferred and Series E-1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act.

               (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect for each series of Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

               (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Status of Converted Stock. In the event any shares of Series E Preferred or Series E-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

               (m) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

          6. Protective Provisions. So long as shares of Series E Preferred or Series E-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval, by vote or written consent (which consent need not be unanimous and may be obtained without a shareholders' meeting), of the holders of at least a majority of the then outstanding shares of Series E Preferred and Series E-1 Preferred (together on an as-converted basis):

               (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series E Preferred or Series E-1 Preferred;

               (b) Except as provided in Section 5(c)(ii)(E) of each of Articles II.D, II.E, II.F, II.G and this II.H authorize or result in the issuance of shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series E Preferred or Series E-1 Preferred;

               (c) Increase the authorized number of shares of Series E Preferred or Series E-1 Preferred;

               (d) Increase the number of directors authorized in the bylaws above seven (7);

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of Series E Preferred or Series E-1 Preferred under Section 305 of the Internal Revenue Code of 1986."


Dated:  December 31, 1996


                                      MEDICALOGIC, INC.



                                      By:  DAVID C. MOFFENBEIER
                                           -------------------------------------
                                           David C. Moffenbeier, Chief Operating
                                           Officer and Secretary

                                                             FOR OFFICE USE ONLY
Submit the original        Corporation Division - Business Registry
and one true copy          Public Service Building
$10.00                     255 Capitol St., NE   Ste. 151
                           Salem, OR 97310-1327
REGISTRY NUMBER:           (503) 986-2200  Facsimile (503) 378-4381

   209240-15
                              ARTICLES OF AMENDMENT
                              Business Corporation

1.    Name of the corporation prior to amendment:
          MedicaLogic, Inc.

2. State the article number(s) and set forth the article(s) as it is amended to read, or attach a separate sheet. Attached

3.    The amendment(s) was adopted on November 10, 1997.

      (If more than one amendment was adopted, identify the date of adoption of each amendment.)

4.    Check the appropriate statement:

      [ ] Shareholder action was required to adopt the amendment(s). The vote was as follows:

                        Class or series of shares

                        No. of shares outstanding

                        No. of votes entitled to be cast

                        No. of votes cast for

                        No. of votes cast against

      [X] Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

      [ ] The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

GUY E. FIELD                       Guy E. Field              Controller
--------------------------------------------------------------------------------
SIGNATURE                          PRINTED NAME              TITLE


Person to contact about this filing: Kurt E. Scheuerman             503/294-9187
--------------------------------------------------------------------------------
                                     NAME                          DAYTIME PHONE


MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION. SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND
EXPIRATION DATE [                 ] AND FAX.

                              ARTICLES OF AMENDMENT

                                       OF

                                MEDICALOGIC, INC.


          1. The name of the corporation is MedicaLogic, Inc.

          2. Article II.E of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to read as follows:

          "E. Series B and B-1 Preferred Stock. The two series of Preferred Stock of the Corporation previously designated Series B Preferred Stock ("Series B Preferred") and Series B-1 Preferred Stock ("Series B-1 Preferred") are hereby eliminated.

          3. Article II.G of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to read as follows:

          "G. Series D and D-1 Preferred Stock. The two series of Preferred Stock of the Corporation previously designated Series D Preferred Stock ("Series D Preferred") and Series D-1 Preferred Stock ("Series D-1 Preferred") are hereby eliminated.

          4. The 1994 Restated Articles of Incorporation of the corporation, as amended, are amended to add new Articles II.I, II.J and II.K to the end of
Article II to read in their entirety as follows:

          "I. Series F and F-1 Preferred Stock. This Article II.I. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series F Preferred Stock ("Series F Preferred") and the number of shares constituting such series shall be 4,000,000 and the shares of the second of such series shall be designated Series F-1 Preferred Stock ("Series F-1 Preferred") and the number of shares constituting such series shall be 400,000.

          1. Dividends. Subject to the rights of series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of $0.340 on each share of Series F Preferred and $3.40 on each share of Series F-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series F Preferred and Series F-1 Preferred shall not be cumulative.

          2. Liquidation Preference. Notwithstanding any provision to the contrary in Section 2 of Article II.D., Section 2 of Article II.F., or Section 2 of Article II.H. hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) The holders of Series F Preferred and Series F-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, and Series C-1 Preferred, and on a parity with the holders of the Series E Preferred and Series E-1 Preferred, an amount per share of Series F Preferred (the "Series F Preference") equal to $3.40 plus all declared but unpaid dividends on the Series F Preferred, and an amount per share of Series F-1 Preferred (the "Series F-1 Preference") equal to $34.00 per share plus all declared but unpaid dividends on the Series F-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series E Preferred, Series E-1 Preferred, Series F Preferred and the Series F-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of the Series C Preferred and Series C-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, Series E-1 Preference, Series F Preference and the Series F-1 Preference described in subsection 2(a) above and subsection 2(a) of Article II.H hereof), the Series C Preference and the Series C-1 Preference, as set forth in subsection 2(a) of
Article II.F. hereof.

               (c) After the distribution described in subsections 2(a) and 2(b) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred and Series A-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, the Series E-1 Preference, Series F Preference, the Series F- 1 Preference, the Series C Preference and Series C-1 Preference described in subsections 2(a) and 2(b) above), the Series A Preference, the Series A-1 Preference, as set forth in subsection 2(a) of Article II.D. hereof.

               (d) After the distributions described in subsection 2(a), subsection 2(b) and subsection 2(c) above have been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred held by such holders.

               (e) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

               (f) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption. Notwithstanding any provision to the contrary in
Section 3 of Article II.D., Section 3 of Article II.F. or Section 3 of Article II.H. hereof:

               (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred (together on an as-converted basis), provided such request is received after December 31, 2001, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be an amount per share equal to the Series A Preference for Series A Preferred, the Series A-1 Preference for Series A-1 Preferred, the Series C Preference for the Series C Preferred, the Series C-1 Preference for the Series C-1 Preferred, the Series E Preference for the Series E Preferred, the Series E-1 Preference for the Series E-1 Preferred, the Series F Preference for the Series F Preferred and the Series F-1 Preference for the Series F-1 Preferred. If all of the shares of the Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

               (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, and Series C-1 Preferred.

                    (ii) In the event of any redemption of only a part of the then outstanding Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (iii) After the redemptions described in subsection (b)(i) above have been made, in the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, and Series C-1 Preferred, requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series C Preferred and Series C-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, and Series A-1 Preferred.

                    (iv) In the event of any redemption of only a part of the then outstanding Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (v) After the redemptions described in subsections (b)(i) and (b)(iii) above have been made, the Corporation shall effect such redemption pro rata among the holders of Series A Preferred and Series A-1 Preferred according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (vi) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(vii), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (vii) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

               (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred or Series F-1 Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Voting Rights. Notwithstanding any provision to the contrary in
Section 4 of Article II.D, Section 4 of Article II.F or Section 4 of Article II.H hereof:

               (a) Except as otherwise required by law, the holders of Series F Preferred and Series F-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series F Preferred and Series F-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series F Preferred and Series F-1 Preferred shall vote together with the Common Stock, the Series A Preferred, the Series A-1 Preferred, the Series C Preferred, the Series C-1 Preferred, the Series E Preferred and the Series E-1 Preferred as a single class.

               (b) The holders of the Series F Preferred and the Series F-1 Preferred shall have voting rights with respect to the election of the Corporation's Board of Directors set forth in Section 7 of this Article II.I.

               (c) Except as provided in Section 6, the Series F Preferred and the Series F-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger.

          5. Conversion Rights. The holders of the Series F Preferred and Series F-1 Preferred shall have conversion rights as follows (the "Conversion Rights"):

               (a) Right to Convert.

                    (i) Subject to subsections 5(c) and 5(d), each share of Series F Preferred and Series F-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. The Original Issue Price for the Series F Preferred is $3.40 per share and the Original Issue Price for the Series F-1 Preferred is $34.00 per share. The initial Conversion Price for the Series F Preferred and the Series F-1 Preferred shall be $3.40 per share; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

                    (ii) Each share of Series F Preferred and Series F-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately upon the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.40 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate.

               (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) Adjustments to Conversion Price of Series F Preferred for Dilutive Issues; Special Conversion of Series F Preferred:

                    (i) Special Definitions. For purposes of this Section 5(c), the following definitions shall apply:

                         (A) "Options" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (B) "Series F Issue Date" shall mean the date on which
the first share of Series F Preferred Stock is first issued.

                         (C) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                         (D) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                    (1) any shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding on the Series F Issue Date,

                    (2) Common Stock issued pursuant to a transaction described in subsection 5(d) hereof,

                    (3) shares issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization,

                    (4) shares of Common Stock issuable or issued to directors, employees or other service providers to the Corporation at any time when the total number of shares of Common Stock so issuable or issued after the Series F Issue Date (and not repurchased at cost by the Corporation in connection with the termination of service as a director, employee or other service provider) does not exceed 391,174 plus (x) the number of shares of Common Stock repurchased at cost by the Corporation from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to the Series F Issue Date, and (y) the number of shares of Common Stock subject to outstanding Options on the Series F Issue Date, that subsequently terminate unexercised, or

                    (5) shares of Series G Preferred Stock (or other series of Preferred Stock subsequently authorized under Section 5(c)(ii)(J) of
          Article II.J) issued pursuant to that certain Series G Preferred Stock Option Agreement dated November 10, 1997 issued by the Corporation to Continental Casualty Company.

                         (E) "Pro Rata Share" with respect to each holder of
Series F Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance
(ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series F Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding.

                         (F) "Dilutive Issuance" with respect to the Series F
Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                         (G) "Participating Investor" shall mean any holder of
Series F Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                         (H) "Nonparticipating Investor" shall mean any holder
of Series F Preferred that is not a Participating Investor and whose Pro Rata Share is not purchased by a Substitute Investor.

                    (ii) Shadow Preferred.

                         (A) In the event the Corporation proposes to undertake
a Dilutive Issuance, it shall give each holder of Series F Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series F Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. Each holder of Series F Preferred that is not an Accredited Investor may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that another holder of Series F Preferred that is an Accredited Investor (the "Substitute Investor") will purchase such holder's Pro Rata Share for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty (20) day period, or fails to actually purchase (or have purchased by the Substitute Investor) its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                         (B) To the extent of the percentage of the Pro Rata
Share not purchased (the "Refused Percentage") by (or by a Substitute Investor on behalf of) each Nonparticipating Investor, that number of outstanding shares of Series F Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series F Preferred) into a number of fully-paid and nonassessable shares of Series F-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series F Preferred so converted. Such Series F-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series F-1 Preferred on the Closing Date. As provided in
Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series F Preferred into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                         (C) Shares of Series F Preferred that are converted as
provided in Section 5(c)(ii)(B) shall not be reissued as Series F Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series F-1 Preferred shall be issued except as set forth in this Section 5(c)(ii) upon conversion of shares of Series F Preferred.

                         (D) No adjustment in the Conversion Price of the Series
F-1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                         (E) In the event that any shares of Series F-1
Preferred are issued, effective on the Closing Date, any shares of Series F-1 Preferred that remain unissued after such issuance shall be cancelled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, (1) to evidence the cancellation of such unissued shares of Series F-1 Preferred, (2) to create and reserve for issuance upon any subsequent Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series F-1 Preferred so cancelled and designated Series F-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series F-1 Preferred, except that the Conversion Price for the Series F-2 Preferred shall initially be the Conversion Price then in effect for the Series F Preferred, and
(3) to amend the provisions of this Section 5 to provide that any subsequent conversion of Series F Preferred upon a Dilutive Issuance will be into shares of Series F-2 Preferred rather than Series F-1 Preferred. The Corporation shall take the same actions with respect to the Series F-2 Preferred and each series of Preferred Stock subsequently authorized under this Section 5(c)(ii)(E) upon the initial issuance of shares of such series.

                    (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series F Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series F Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                              (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                         (E) in the case of any Options which expire by their
terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

                    (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series F Issue Date without consideration or for consideration per share less than the Conversion Price for the Series F Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series F Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

                    (v) Determination of Consideration. For purposes of this
Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (A) Cash and Property: Such consideration shall:

                              (1) insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (2) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                              (3) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                         (B) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (1) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                              (2) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (d) Adjustment of Conversion Price. The Conversion Price of the Series F Preferred and the Series F-1 Preferred shall be subject to adjustment from time to time as follows:

                    (i) If the number of shares of Common Stock outstanding at any time after the Series F Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series F Preferred and the Series F-1 Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                    (ii) If the number of shares of Common Stock outstanding at any time after the Series F Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) In case, at any time after the Series F Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series F Preferred and Series F-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

               (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

               (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series F Preferred and Series F-1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act.

               (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect for each series of Preferred Stock, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

               (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Status of Converted Stock. In the event any shares of Series F Preferred or Series F-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

               (m) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

          6. Protective Provisions. So long as shares of Series F Preferred or Series F-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval, by vote or written consent (which consent need not be unanimous and may be obtained without a shareholders' meeting), of the holders of at least a majority of the then outstanding shares of Series F Preferred and Series F-1 Preferred (together on an as-converted basis):

               (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series F Preferred or Series F-1 Preferred;

               (b) Except as provided in Section 5(c)(ii)(E) of each of Articles II.D, II.F, II.H, this II.I and II.J, authorize or result in the issuance of shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series F Preferred or Series F-1 Preferred;

               (c) Increase the authorized number of shares of Series F Preferred or Series F-1 Preferred;

               (d) Except in accordance with Section 7(b) of Article II.I of these Articles, increase the number of directors authorized in the bylaws above nine (9);

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of Series F Preferred or Series F-1 Preferred under Section 305 of the Internal Revenue Code of 1986.

          7. Special Protective Provisions. Subject to Section 8 of this Article II.I, and so long as all of the shares of Series F Preferred or Series F-1 Preferred initially issued to Continental Casualty Company ("CCC") continue to be held by CCC, the following provisions (the "Special Protective Provisions") shall apply.

               (a) The holders of the Series F Preferred and the Series F-1 Preferred, voting together, shall be entitled to elect one member of the Corporation's Board of Directors reasonably acceptable to the Corporation's Board of Directors, with each share of Series F Preferred and Series F-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 above). The holders of the Series C Preferred, the Series C-1 Preferred and the Common Stock, voting together as a single class, shall be entitled to elect all members of the Board of Directors not elected by holders of the Series A Preferred, the Series A-1 Preferred, the Series E Preferred, the Series E-1 Preferred, the Series F Preferred and the Series F-1 Preferred.

               (b) On a quarterly basis, the Corporation shall prepare a cash and cash flow projection for the subsequent four quarters (the "Projection") to be delivered to CCC with the financial statements required to be delivered as provided in Section 2.1 of the 1997 Amended and Restated Investors Rights Agreement. If any such Projection indicates that within 90 days the Corporation will not have a cash balance sufficient to meet its cash needs

(not including capital expenditures) for 60 days (the "Working Capital Test"), CCC may deliver a notice to the Corporation ("First Notice") stating that the Corporation is failing to meet the Working Capital Test. If CCC delivers a First Notice to the Corporation, the Corporation will then have 30 days from the date the First Notice was delivered to the Corporation (the "First Cure Period") to take any such action necessary for the Corporation to satisfy the Working Capital Test. If at any time after the First Cure Period CCC determines that the Corporation fails to satisfy the Working Capital Test, CCC may deliver a notice to the Corporation ("Second Notice") that the Corporation has failed to satisfy the Working Capital Test. If CCC delivers a Second Notice to the Corporation, CCC shall, on the first day following delivery of the Second Notice, loan to the Corporation $5 million, secured by a first priority (except with respect to collateral subject to a purchase money security interest covering the purchase obligation or equipment subject to financing leases) lien on all of the asssets of the Corporation (the "Loan"). If at any time after CCC makes the Loan CCC determines that the Corporation fails to satisfy the Working Capital Test, CCC may deliver a notice to the Corporation ("Third Notice") that the Corporation has failed to satisfy the Working Capital Test. If CCC delivers a Third Notice to the Corporation, the Corporation will then have 30 days from the date of such Third Notice (the "Third Cure Period") to take any such action necessary for the Corporation to satisfy the Working Capital Test. If the Corporation fails to satisfy the Working Capital Test by the 30th day of the Third Cure Period, CCC shall have the option, on or after the first day following the Third Cure Period, to invest in one share of Series H Preferred Stock (the "Series H Preferred"). Such investment in Series H Preferred must be sufficient to enable the Corporation to maintain cash and cash equivalents equal to 180 days of cash requirements (not including capital expenditures) as of the end of each fiscal quarter for a period of at least 12 months, according to the most recent Projection; provided, however, that if the Corporation reasonably establishes, either prior to the end of the Third Cure Period or prior to CCC's purchase of Series H Preferred, that it will be able to meet the Working Capital Test within an additional 30 days from the end of the Third Cure Period, the Corporation can extend the Third Cure Period for such additional 30-day period. In the event that CCC exercises its option to purchase the Series H Preferred, the size of the Board of Directors shall be increased by the number of directors (the "Additional Directors") necessary to provide that the Additional Directors, together with any other directors that CCC has the right to elect, constitute a majority of the directors, and CCC shall have the right to nominate and elect, voting as a separate voting group, a majority of the Corporation's Board of Directors. Commencing at the end of the 12-month period following the date of issuance of the Series H Preferred, the Corporation, upon demonstration that it has satisfied the Working Capital Test for a period of 180 days (without giving effect to the capital provided by the Series H Preferred) shall have the right to redeem the Series H Preferred for an amount equal to the original purchase price for the Series H Preferred plus accrued and unpaid dividends thereon through the date of Series H Preference (as defined below). If the Corporation redeems the Series H Preferred, CCC shall automatically relinquish its right under this paragraph to nominate and elect a majority of the Corporation's Board of Directors.

               (c) These Special Protective Provisions shall terminate upon (i) the consummation of any Transfer (as defined in Section 8 of this Article II.I),
(ii) the consummation of a firm commitment underwritten public offering of the Company's common stock resulting in aggregate net proceeds to the Company of not less than $20,000,000, or (iii) the termination of that certain Marketing and Licensing Agreement between the Corporation and CCC (the "Marketing Agreement")
(A) as scheduled by its terms, (B) by mutual agreement of the parties, or (C) by the Corporation for material breach by TSO (as defined in the Marketing Agreement), which breach is acknowledged by CCC or determined following application of the dispute resolution mechanisms provided for in Article 24 of the Marketing Agreement.

          8. Restrictions on Transfer. The shares of Series F Preferred Stock or Series F-1 Preferred Stock, any beneficial or record interest therein, or the right to vote the same, may not be transferred, sold, assigned or conveyed to any person, other than a corporation at least 80% owned, directly or indirectly, by CNA Financial Corporation (collectively, a "Transfer") except in compliance with the provisions of this Section 8.

               (a) If a holder of Series F or Series F-1 Preferred Stock desires to make a Transfer of any or all of his shares to any person or to any entity such holder shall submit to the Corporation a written notice (the "Offer Notice") informing the Corporation the holder's intent to sell. The Offer Notice shall specify the number of shares of Series F or Series F-1 Preferred Stock to be sold.

               (b) Upon receipt of an Offer Notice, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, to create and reserve for issuance a new series of Preferred Stock equal in number to the number of shares of Series F or Series F-1 Preferred to be transferred, with relative rights, preferences and limitations identical to those then applicable to the Series F or F-1 Preferred, as the case may be, except that the rights and preferences of the new series of Preferred Stock shall not include the Special Protective Provisions set forth in Section 7 of this Article II.I, or the restrictions on transfer set forth in this Section 8 of Article II.I.

               (c) Upon consummation of a Transfer, the shares of Series F or Series F-1 Preferred to be automatically transferred shall be converted into the new series of Preferred Stock designated pursuant to paragraph (b) of this
Section 8.

     J. Series G and G-1 Preferred Stock. This Article II.J. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series G Preferred Stock ("Series G Preferred") and the number of shares constituting such series shall be 4,129,665 and the shares of the second of such series shall be designated Series G-1 Preferred Stock ("Series G-1 Preferred") and the number of shares constituting such series shall be 412,966.5.

          1. Dividends. Subject to the rights of series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of $0.365 on each share of Series G Preferred and $3.65 on each share of Series G-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series G Preferred and Series G-1 Preferred shall not be cumulative.

          2. Liquidation Preference. Notwithstanding any provision to the contrary in Section 2 of Article II.D., Section 2 of Article II.F., Section 2 of
Article II.H., and Section 2 of Article II.I. hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) The holders of Series G Preferred and Series G-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred and Series C-1 Preferred and on a parity with the Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred an amount per share of Series G Preferred (the "Series G Preference") equal to $3.65 plus all declared but unpaid dividends on the Series G Preferred, and an amount per share of Series G-1 Preferred (the "Series G-1 Preference") equal to $36.50 per share plus all declared but unpaid dividends on the Series G-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred and Series G-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred and the Series G-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, Series C Preferred and Series C-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, Series E-1

Preference, Series F Preference, Series F-1 Preference, Series G Preference and the Series G-1 Preference described in subsection 2(a) above), the Series C Preference and the Series C-1 Preference, as set forth in subsection 2(a) of
Article II.F. hereof.

               (c) After the distribution described in subsections 2(a) and 2(b) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred and Series A-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, Series E-1 Preference, Series F Preference, Series F-1 Preference, Series G Preference, the Series G-1 Preference, the Series C Preference and Series C-1 Preference described in subsections 2(a) and 2(b) above), the Series A Preference and the Series A-1 Preference, as set forth in subsection 2(a) of Article II.D.

               (d) After the distributions described in subsection 2(a), subsection 2(b) and subsection 2(c) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A- 1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred held by such holders.

               (e) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

               (f) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption. Notwithstanding any provision to the contrary in
Section 3 of Article II.D., Section 3 of Article II.F., Section 3 of Article II.H. or Section 3 of Article II.I. hereof:

               (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred and Series G-1 Preferred (together on an as-converted basis), provided such request is received after December 31, 2001, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred and Series G-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be an amount per share equal to the Series A Preference for Series A Preferred, the Series A-1 Preference for Series A-1 Preferred, the Series C Preference for Series C Preferred, the Series C-1 Preference for Series C-1 Preferred, the Series E Preference for the Series E Preferred, the Series E-1 Preference for the Series E-1 Preferred, the Series F Preference for the Series F Preferred, the Series F-1 Preference for the Series F-1 Preferred, the Series G Preference for the Series G Preferred and the Series G-1 Preference for the Series G-1 Preferred. If all of the shares of the Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred and Series G-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

               (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred and Series G-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series E Preferred, the Series E-1 Preferred, the Series F Preferred, the Series F-1 Preferred, the Series G Preferred and Series G-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred and Series C-1 Preferred.

                    (ii) In the event of any redemption of only a part of the then outstanding Series E Preferred, the Series E-1 Preferred, the Series F Preferred, the Series F-1 Preferred, Series G Preferred and Series G-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (iii) After the redemptions described in subsection (b)(i) above have been made, in the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series C Preferred and Series C-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred and Series A-1 Preferred.

                    (iv) In the event of any redemption of only a part of the then outstanding Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (v) After the redemptions described in subsections (b)(i) and (b)(iii) above have been made, the Corporation shall effect such redemption pro rata among the holders of Series A Preferred and Series A-1 Preferred according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (vi) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(vii), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (vii) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

               (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred or Series G-1 Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Voting Rights. Notwithstanding any provision to the contrary in
Section 4 of Article II.D, Section 4 of Article II.F, Section 4 of Article II.H or Section 4 of Article II.I hereof:

               (a) Except as otherwise required by law, the holders of Series G Preferred and Series G-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series G Preferred and Series G-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series G Preferred and Series G-1 Preferred shall vote together with the Common Stock, the Series A Preferred, the Series A-1 Preferred, the Series C Preferred, the Series C-1 Preferred, the Series E Preferred, the Series E-1 Preferred, the Series F Preferred and the Series F-1 Preferred as a single class.

               (b) The holders of the Series G Preferred and the Series G-1 Preferred, voting together, shall be entitled to elect one member of the Corporation's Board of Directors reasonably acceptable to the Corporation's Board of Directors, with each share of Series G Preferred and Series G-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). The holders of the Series C Preferred, the Series C-1 Preferred, and the Common Stock, voting together as a single class, shall be entitled to elect all members of the Board of Directors not elected by holders of the Series A Preferred, the Series A-1 Preferred, the Series E Preferred, the Series E-1 Preferred, the Series F Preferred, the Series F-1 Preferred, the Series G Preferred and the Series G-1 Preferred.

               (c) Except as provided in Section 6, the Series G Preferred and the Series G-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger.

          5. Conversion Rights. The holders of the Series G Preferred and Series G-1 Preferred shall have conversion rights as follows (the "Conversion Rights"):

               (a) Right to Convert.

                    (i) Subject to subsections 5(c) and 5(d), each share of Series G Preferred and Series G-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. The Original Issue Price for the Series G Preferred is $3.65 per share and the Original Issue Price for the Series G-1 Preferred is $36.50 per share. The initial Conversion Price for the Series G Preferred and the Series G-1 Preferred shall be $3.65 per share; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

                    (ii) Each share of Series G Preferred and Series G-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately upon the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.79 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate.

               (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) Adjustments to Conversion Price of Series G Preferred for Dilutive Issues; Special Conversion of Series G Preferred:

                    (i) Special Definitions. For purposes of this Section 5(c), the following definitions shall apply:

                         (A) "Options" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (B) "Series G Issue Date" shall mean the date on which
the first share of Series G Preferred Stock is first issued.

                         (C) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                         (D) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                    (1) any shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding on the Series G Issue Date,

                    (2) Common Stock issued pursuant to a transaction described in subsection 5(d) hereof,

                    (3) shares issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization, or

                    (4) shares of Common Stock issuable or issued to directors, employees or other service providers to the Corporation at any time when the total number of shares of Common Stock so issuable or issued after the Series F Issue Date (as defined in Article II.I hereof) (and not repurchased at cost by the Corporation in connection with the termination of service as a director, employee or other service provider) does not exceed 391,174 plus (x) the number of shares of Common Stock repurchased at cost by the Corporation from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to the Series F Issue Date, and (y) the number of shares of Common Stock subject to outstanding Options on the Series F Issue Date, that subsequently terminate unexercised.

                         (E) "Pro Rata Share" with respect to each holder of
Series G Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance
(ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series G Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding.

                         (F) "Dilutive Issuance" with respect to the Series G
Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                         (G) "Participating Investor" shall mean any holder of
Series G Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                         (H) "Nonparticipating Investor" shall mean any holder
of Series G Preferred that is not a Participating Investor and whose Pro Rata Share is not purchased by a Substitute Investor.

                    (ii) Shadow Preferred.

                         (A) In the event the Corporation proposes to undertake
a Dilutive Issuance, it shall give each holder of Series G Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series G Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. Each holder of Series G Preferred that is not an Accredited Investor may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that another holder of Series G Preferred that is an Accredited Investor (the "Substitute Investor") will purchase such holder's Pro Rata Share for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty (20) day period, or fails to actually purchase (or have purchased by the Substitute Investor) its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                         (B) To the extent of the percentage of the Pro Rata
Share not purchased (the "Refused Percentage") by (or by a Substitute Investor on behalf of) each Nonparticipating Investor, that number of outstanding shares of Series G Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series G Preferred) into a number of fully-paid and nonassessable shares of Series G-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series G Preferred so converted. Such Series G-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series G-1 Preferred on the Closing Date. As provided in
Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series G Preferred into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                         (C) Shares of Series G Preferred that are converted as
provided in Section 5(c)(ii)(B) shall not be reissued as Series G Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series G-1 Preferred shall be issued except as set forth in this Section 5(c)(ii) upon conversion of shares of Series G Preferred.

                         (D) No adjustment in the Conversion Price of the Series
G-1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                         (E) In the event that any shares of Series G-1
Preferred are issued, effective on the Closing Date, any shares of Series G-1 Preferred that remain unissued after such issuance shall be canceled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, (1) to evidence the cancellation of such unissued shares of Series G-1 Preferred, (2) to create and reserve for issuance upon any subsequent Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series G-1 Preferred so cancelled and designated Series G-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series G-1 Preferred, except that the Conversion Price for the Series G-2 Preferred shall initially be the Conversion Price then in effect for the Series G Preferred, and
(3) to amend the provisions of this Section 5 to provide that any subsequent conversion of Series G Preferred upon a Dilutive Issuance will be into shares of Series G-2 Preferred rather than Series G-1 Preferred. The Corporation shall take the same actions with respect to the Series G-2

Preferred and each series of Preferred Stock subsequently authorized under this
Section 5(c)(ii)(E) upon the initial issuance of shares of such series.

                    (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series G Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series G Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                              (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                         (E) in the case of any Options which expire by their
terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

                    (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series G Issue Date without consideration or for consideration per share less than the Conversion Price for the Series G Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series G Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

                    (v) Determination of Consideration. For purposes of this
Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (A) Cash and Property: Such consideration shall:

                              (1) insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (2) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                              (3) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                         (B) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (1) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                              (2) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (d) Adjustment of Conversion Price. The Conversion Price of the Series G Preferred and the Series G-1 Preferred shall be subject to adjustment from time to time as follows:

                    (i) If the number of shares of Common Stock outstanding at any time after the Series G Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series G Preferred and the Series G-1 Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                    (ii) If the number of shares of Common Stock outstanding at any time after the Series G Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) In case, at any time after the Series G Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series G Preferred and Series G-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

               (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

               (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the

Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series G Preferred and Series G-1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act.

               (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Price at the time in effect for each series of Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

               (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Status of Converted Stock. In the event any shares of Series G Preferred or Series G-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

               (m) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

          6. Protective Provisions. So long as shares of Series G Preferred or Series G-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval, by vote or written consent (which consent need not be unanimous and may be obtained without a shareholders' meeting), of the holders of at least a majority of the then outstanding shares of Series G Preferred and Series G-1 Preferred (together on an as-converted basis):

               (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series G Preferred or Series G-1 Preferred;

               (b) Except as provided in Section 5(c)(ii)(E) of each of Articles II.D, II.F, II.H, II.I and this II.J authorize or result in the issuance of shares of any class of stock (other than Series H Preferred Stock) having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series G Preferred or Series G-1 Preferred;

               (c) Increase the authorized number of shares of Series G Preferred or Series G-1 Preferred;

               (d) Increase the number of directors authorized in the bylaws above ten (10), except as provided in Section 4 of Article II.K hereof;

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of Series G Preferred or Series G-1 Preferred under Section 305 of the Internal Revenue Code of 1986.

          K. Series H Preferred Stock. This Article II.K sets forth the designation, preferences, limitations and relative rights of one series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The share of such series shall be designated Series H Preferred Stock ("Series H Preferred") and the number of shares constituting such series shall be one (1).

          1. Dividends. The Series H Preferred shall accrue dividends at an annual rate equal to the original purchase price of the Series H Preferred multiplied by the rate of interest per annum (as of the issue date of the Series H Preferred) for deposits in U.S. dollars in the approximate amount of the purchase price for a period equal to the date of purchase through the date of redemption which appears on the display designated on the Telerate System for London Interbank offered rates. Accrual of dividends on the Series H Preferred and shall be cumulative, and such dividends shall be paid only upon the redemption of the Series H Preferred or the liquidation, dissolution or winding up of the Corporation. Except as provided in this paragraph, so long as the share of Series H Preferred is outstanding, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock or any share Preferred Stock.

          2. Liquidation Preference. Notwithstanding any provision to the contrary in Section 2 of Article II.D., Section 2 of Article II.F., Section 2 of
Article II.H., Section 2 of Article II.I. or Section 2 of Article II.J. hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) The holders of Series H Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred and Series G-1 Preferred an amount per share of Series H Preferred (the "Series H Preference") equal to the purchase price paid to the Corporation for such share plus accrued and unpaid dividends.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, and Series G-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series H Preferred and Common Stock by reason of their ownership thereof (other than the Series H Preference described in subsection 2(a) above), the Series E Preference, Series E-1 Preference, Series F Preference, Series F-1 Preference, Series G Preference, and Series G-1 Preference.

               (c) After the distribution described in subsections 2(a) and 2(b) above have been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, Series C Preferred and Series C-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, Series E-1 Preference, Series F Preference, Series F-1 Preference, Series G Preference, Series G-1 Preference and Series H Preference described in subsections 2(a) and 2(b) above), the Series C Preference and the Series C-1 Preference.

               (d) After the distribution described in subsections 2(a), 2(b) and 2(c) above have been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred and Series A-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred, Series C-1 Preferred, Series E Preferred,
Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred Series H Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, Series E-1 Preference, Series F Preference, Series F-1 Preference, Series G Preference, the Series G-1 Preference, the Series H Preference, the Series C Preference and Series C-1 Preference described in subsections 2(a), 2(b) and 2(c) above), the Series A Preference and the Series A-1 Preference.

               (e) After the distributions described in subsection 2(a), subsection 2(b), subsection 2(c), and 2(d) above have been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred held by such holders.

               (f) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

               (g) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption. Notwithstanding any provision to the contrary in
Section 3 of Article II.D., Section 3 of Article II.F., Section 3 of Article II.H, Section 3 of Article II.I or Section 3 of Article II.J. hereof:

               (a) Mandatory Redemption. Commencing at the end of the 12-month period following the date of issuance of the Series H, the Corporation, upon demonstration that it has satisfied the Working Capital Test (as defined in Section 8(b) of Article II.I hereof) for a period of 180 days (without giving effect to the capital provided by the Series H Preferred) shall have the right to redeem the Series H Preferred for an amount equal to the Series H Preference, and the Additional Directors (as defined below) will not have the right to participate in, other than to permit a quorum to be present, or otherwise inhibit the Corporation's decision to effect such redemption. If the Corporation redeems the Series H Preferred, the right of the holder of the Series H Preferred to elect the Additional Directors (as defined below) shall automatically terminate.

               (b) (i) At least 7 but no more than 30 days prior to the date fixed for any redemption of Series H Preferred (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to the holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series H Preferred to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the Redemption Date, the applicable redemption price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(ii), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.

                    (ii) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such share as holders of Series H Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such share, and such share shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

               (c) Any share redeemed pursuant to this Section 3 shall not be reissued as Series H and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Additional Directors. Notwithstanding any other provision of these Articles or the Corporation's Bylaws, upon the issuance of the Series H Preferred, the size of the Corporation's Board of Directors shall automatically be increased by the number of directors (the "Additional Directors") necessary to provide that the Additional Directors, together with any other directors that Continental Casualty Company, a stock insurance company organized and licensed pursuant to the laws of Illinois ("CCC") has the right to elect, constitute a majority of the directors. Upon the redemption of the Series H Preferred pursuant to Section 3 of this Article II.K, the size of the Corporation's Board of Directors shall automatically be reduced in size by the number of Additional Directors, and the terms of the Additional Directors shall immediately expire.

          5. Voting Rights. Notwithstanding any provision to the contrary in
Section 4 of Article II.D, Section 4 of Article II.F, Section 4 of Article II.H or Section 4 of Article II.I or Section 4 of Article II.J hereof:

               (a) Except as otherwise required by law, the holder of Series H Preferred shall be entitled to notice of shareholder meetings.

               (b) Upon the issuance of the Series H Preferred, the holder of the Series H Preferred shall be entitled to elect, voting as a single class, the Additional Directors. The holders of the Series C Preferred, the Series C-1 Preferred, and the Common Stock, voting together as a single class, shall be entitled to elect all other members of the Board of Directors not elected by holders of the Series A Preferred, the Series A-1 Preferred, the Series E Preferred, the Series E-1 Preferred, the Series F Preferred, the Series F-1 Preferred, the Series G Preferred, the Series G-1 Preferred and the Series H Preferred. An Additional Director shall be subject to removal upon shareholders vote only if the Series H Preferred votes in favor of removal. The foregoing limitation on removal of the Additional Directors does not apply to an expiration of the terms of the Additional Directors under Section 4 above.

               (c) Except as provided in subparagraph (b) above or otherwise required by law, the holder of the Series H Preferred shall not be entitled to vote upon any other matter submitted to shareholders for a vote.

               (d) Except as provided in Section 6, the Series H Preferred shall not be entitled under Oregon law to vote separately on a plan of merger.

          5. Conversion Rights. The Series H Preferred is not convertible into Common Stock.

          6. Protective Provisions. So long the share of Series H Preferred is outstanding, the Corporation shall not without first obtaining the written consent of the holder of the then outstanding share of Series H Preferred:

               (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series H Preferred;

               (b) Authorize or result in the issuance of shares of any class of stock having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series H Preferred;

               (c) Increase the authorized number of shares of Series H;

               (d) Increase the number of directors authorized in the bylaws;

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of Series H Preferred under Section 305 of the Internal Revenue Code of 1986.

          7. Restrictions on Transfer. The shares of Series H Preferred Stock any beneficial or record interest therein, or the right to vote the same, may not be transferred, sold, assigned or conveyed except to a corporation at least 80% owned, directly or indirectly, by CNA Financial Corporation."

Dated:  November 10, 1997.

                                       MEDICALOGIC, INC.



                                       By:  MARK LEAVITT
                                       -----------------------------------------
                                       Printed Name:  Mark Leavitt, M.D.
                                       Title:  President

                                                             FOR OFFICE USE ONLY
Submit the original       Corporation Division - Business Registry
and one true copy         Public Service Building
$10.00                    255 Capitol St., NE   Ste. 151
                          Salem, OR 97310-1327
REGISTRY NUMBER:          (503) 986-2200  Facsimile (503) 378-4381

   209240-15
                              ARTICLES OF AMENDMENT
                              Business Corporation

1.    Name of the corporation prior to amendment:
             MedicaLogic, Inc.

2. State the article number(s) and set forth the article(s) as it is amended to read, or attach a separate sheet. Attached

3.    The amendment(s) was adopted on April 17, 1998.

      (If more than one amendment was adopted, identify the date of adoption of each amendment.)

4.    Check the appropriate statement:

      [X] Shareholder action was required to adopt the amendment(s). The vote was as follows:

               Class or series of shares                      Common Stock

               No. of shares outstanding                        13,348,511

               No. of votes entitled to be cast                 13,348,651

               No. of votes cast for                             8,994,079

               No. of votes cast against                                -0-


               Class or series of shares          Series A Preferred Stock

               No. of shares outstanding                         5,750,001

               No. of votes entitled to be cast                  5,750,001

               No. of votes cast for                             5,734,558

               No. of votes cast against                                -0-


               Cash or series of shares           Series C Preferred Stock

               No. of shares outstanding                         7,012,637

               No. of votes entitled to be cast                  7,012,637

               No. of votes cast for                             4,602,224

               No. of votes cast against                                -0-



MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION. SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND
EXPIRATION DATE [                       ] AND FAX

               Class or series of shares          Series E Preferred Stock

               No. of shares outstanding                         4,761,907

               No. of votes entitled to be cast                  4,761,907

               No. of votes cast for                             4,489,113

               No. of votes cast against                                -0-


               Class or series of shares          Series F Preferred Stock

               No. of shares outstanding                         4,000,000

               No. of votes entitled to be cast                  4,000,000

               No. of votes cast for                             4,000,000

               No. of votes cast against                                -0-

     [ ] Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

     [ ] The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

DAVID C. MOFFENBEIER               David C. Moffenbeier                      COO
--------------------------------------------------------------------------------
SIGNATURE                          PRINTED NAME                            TITLE


Person to contact about this filing: Kurt E. Scheuerman             503/294-9187
                                     -------------------------------------------
                                     NAME                          DAYTIME PHONE

MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION. SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND
EXPIRATION DATE [                           ] AND FAX.

                              ARTICLES OF AMENDMENT

                                       OF

                                MEDICALOGIC, INC.


1. The name of the corporation is MedicaLogic, Inc.

2. Section 5(c)(i)(D)(4) of Article II.F of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to replace "2,047,684" with "2,747,684."

3. Section 5(c)(i)(D)(4) of Article II.H of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to replace "1,360,684" with "2,060,684."

4. Section 5(c)(i)(D)(4) of Article II.I of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to replace "391,174" with "1,091,174."

5. Section 5(c)(i)(D)(4) of Article II.J of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to replace "391,174" with "1,091,174."

6. The first paragraph of Article II.J of the 1994 Restated Articles of Incorporation of the corporation, as amended, is amended to read as follows:

     "J. Series G and G-1 Preferred Stock. This Article II.J sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C above. The shares of the first of such series shall be designated Series G Preferred Stock ("Series G Preferred") and the number of shares constituting such series shall be 5,000,000 and the shares of the second of such series shall be designated Series G-1 Preferred Stock ("Series G-1 Preferred") and the number of shares constituting such series shall be 500,000."

7. The 1994 Restated Articles of Incorporation of the corporation, as amended, are amended to add new Articles II.L to the end of Article II to read in their entirety as follows:

     "L. Series I and I-1 Preferred Stock. This Article II.L sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C above. The shares of the first of such series shall be designated Series I Preferred Stock ("Series I Preferred") and the number of shares constituting such series shall be 5,000,000 and the shares of the second of such series shall be designated Series I-1 Preferred Stock ("Series I- 1 Preferred") and the number of shares constituting such series shall be 500,000. No shares of Series I Preferred or Series I-1 Preferred shall be issued if any shares of Series G Preferred or Series G-1 Preferred are outstanding.

     1. Dividends. Subject to the rights of series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of $0.380 on each share of Series I Preferred and $3.80 on each share of Series I-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series I Preferred and Series I-1 Preferred shall not be cumulative.

     2. Liquidation Preference. Notwithstanding any provision to the contrary in
Section 2 of Article II.D, Section 2 of Article II.F, Section 2 of Article II.H, and Section 2 of Article II.I hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

          (a) The holders of Series I Preferred and Series I-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred and Series C-1 Preferred and on a parity with the Series E Preferred, Series E-1 Preferred, Series F Preferred and Series F-1 Preferred an amount per share of Series I Preferred (the "Series I Preference") equal to $3.80 plus all declared but unpaid dividends on the Series I Preferred, and an amount per share of Series I-1 Preferred (the "Series I-1 Preference") equal to $38.00 per share plus all declared but unpaid dividends on the Series I-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred and Series I-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series E Preferred,

Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred and the Series I-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

          (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, Series C Preferred and Series C-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred, Series I-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, Series E-1 Preference, Series F Preference, Series F-1 Preference, Series I Preference and the Series I-1 Preference described in subsection 2(a) above), the Series C Preference and the Series C-1 Preference, as set forth in subsection 2(a) of Article II.F hereof.

          (c) After the distribution described in subsections 2(a) and 2(b) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred and Series A-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred,
Series I-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, Series E-1 Preference, Series F Preference, Series F-1 Preference, Series I Preference, the Series I-1 Preference, the Series C Preference and Series C-1 Preference described in subsections 2(a) and 2(b) above), the Series A Preference and the Series A-1 Preference, as set forth in subsection 2(a) of Article II.D.

          (d) After the distributions described in subsection 2(a), subsection 2(b) and subsection 2(c) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred, Series I-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred,
Series F-1 Preferred, Series I Preferred, Series I-1 Preferred held by such holders.

          (e) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

          (f) Whenever a distribution of assets provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

     3. Redemption. Notwithstanding any provision to the contrary in Section 3 of Article II.D, Section 3 of Article II.F, Section 3 of Article II.H or
Section 3 of Article II.I hereof:

          (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred and Series I-1 Preferred (together on an as-converted basis), provided such request is received after December 31, 2001, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred and Series I-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be an amount per share equal to the Series A Preference for Series A Preferred, the Series A-1 Preference for Series A-1 Preferred, the Series C Preference for Series C Preferred, the Series C-1 Preference for Series C-1 Preferred, the Series E Preference for the Series E Preferred, the Series E-1 Preference for the Series E-1 Preferred, the Series F Preference for the Series F Preferred, the Series F-1 Preference for the Series F-1 Preferred, the Series I Preference for the Series I Preferred and the Series I-1 Preference for the Series I-1 Preferred. If all of the shares of the Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred and Series I-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

          (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred and Series I-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series E Preferred, the Series E-1 Preferred, the Series F Preferred, the Series F-1 Preferred, the Series I Preferred and Series I-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred and Series C-1 Preferred.

               (ii) In the event of any redemption of only a part of the then outstanding Series E Preferred, the Series E-1 Preferred, the Series F Preferred, the Series F-1 Preferred, Series I Preferred and Series I-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

               (iii) After the redemptions described in subsection (b)(i) above have been made, in the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series C Preferred and Series C-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred and Series A-1 Preferred.

               (iv) In the event of any redemption of only a part of the then outstanding Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

               (v) After the redemptions described in subsections (b)(i) and
(b)(iii) above have been made, the Corporation shall effect such redemption pro rata among the holders of Series A Preferred and Series A-1 Preferred according to the full amount of cash each holder would receive if all such shares were being redeemed.

               (vi) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(vii), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

               (vii) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

          (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series I Preferred or Series I-1 Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock.

     4. Voting Rights. Notwithstanding any provision to the contrary in Section 4 of Article II.D, Section 4 of Article II.F, Section 4 of Article II.H or
Section 4 of Article II.I hereof:

          (a) Except as otherwise required by law, the holders of Series I Preferred and Series I-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series I Preferred and Series I-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series I Preferred and Series I-1 Preferred shall vote together with the Common Stock, the Series A Preferred, the Series A-1 Preferred, the Series C Preferred, the Series C-1 Preferred, the Series E Preferred, the Series E-1 Preferred, the Series F Preferred and the Series F-1 Preferred as a single class.

          (b) The holders of the Series I Preferred and the Series I-1 Preferred, voting together, shall be entitled to elect one member of the Corporation's Board of Directors reasonably acceptable to the Corporation's Board of Directors, with each share of Series I Preferred and Series I-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). The holders of the Series C Preferred, the Series C-1 Preferred, and the Common Stock, voting together as a single class, shall be entitled to elect all members of the Board of Directors not elected by holders of the Series A Preferred, the Series A-1 Preferred, the Series E Preferred, the Series E-1 Preferred, the Series F Preferred, the Series F-1 Preferred, the Series I Preferred and the Series I-1 Preferred.

          (c) Except as provided in Section 6, the Series I Preferred and the Series I-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger.

     5. Conversion Rights. The holders of the Series I Preferred and Series I-1 Preferred shall have conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert.

               (i) Subject to subsections 5(c) and 5(d), each share of Series I Preferred and Series I-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. The Original Issue Price for the Series I Preferred is $3.80 per share and the Original Issue Price for the Series I-1 Preferred is $38.00 per share. The initial Conversion Price for the Series I Preferred and the Series I-1 Preferred shall be $3.80 per share; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

               (ii) Each share of Series I Preferred and Series I-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately upon the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.79 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate.

          (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

          (c) Adjustments to Conversion Price of Series I Preferred for Dilutive Issues; Special Conversion of Series I Preferred:

               (i) Special Definitions. For purposes of this Section 5(c), the following definitions shall apply:

                    (A) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                    (B) "Series I Issue Date" shall mean the date on which the first share of Series I Preferred Stock is first issued.

                    (C) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                    (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                         (1) any shares of Common Stock issuable upon exercise
or conversion of Options or Convertible Securities outstanding on the Series I Issue Date,

                         (2) Common Stock issued pursuant to a transaction
described in subsection 5(d) hereof,

                         (3) shares issued pursuant to the acquisition of
another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization, or

                         (4) shares of Common Stock issuable or issued to
directors, employees or other service providers to the Corporation at any time when the total number of shares of Common Stock so issuable or issued after the Series F Issue Date (as defined in Article II.I hereof) (and not repurchased at cost by the Corporation in connection with the termination of service as a director, employee or other service provider) does not exceed 1,091,174 plus (x) the number of shares of Common Stock repurchased at cost by the Corporation from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to the Series F Issue Date, and (y) the number of shares of Common Stock subject to outstanding Options on the Series F Issue Date, that subsequently terminate unexercised.

                    (E) "Pro Rata Share" with respect to each holder of Series I Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance (ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series I Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding.

                    (F) "Dilutive Issuance" with respect to the Series I Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                    (G) "Participating Investor" shall mean any holder of Series I Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                    (H) "Nonparticipating Investor" shall mean any holder of Series I Preferred that is not a Participating Investor and whose Pro Rata Share is not purchased by a Substitute Investor.

               (ii) Shadow Preferred.

                    (A) In the event the Corporation proposes to undertake a Dilutive Issuance, it shall give each holder of Series I Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series I Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. Each holder of Series I Preferred that is not an Accredited Investor may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that another holder of Series I Preferred that is an Accredited Investor (the "Substitute Investor") will purchase such holder's Pro Rata Share for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty (20) day period, or fails to actually purchase (or have purchased by the Substitute Investor) its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                    (B) To the extent of the percentage of the Pro Rata Share not purchased (the "Refused Percentage") by (or by a Substitute Investor on behalf of) each Nonparticipating Investor, that number of outstanding shares of Series I Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series I Preferred) into a number of fully-paid and nonassessable shares of Series I-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series I Preferred so converted. Such Series I-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series I-1 Preferred on the Closing Date. As provided in
Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series I Preferred into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                    (C) Shares of Series I Preferred that are converted as provided in Section 5(c)(ii)(B) shall not be reissued as Series I Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series I-1 Preferred shall be issued except as set forth in this Section 5(c)(ii) upon conversion of shares of Series I Preferred.

                    (D) No adjustment in the Conversion Price of the Series I-1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                    (E) In the event that any shares of Series I-1 Preferred are issued, effective on the Closing Date, any shares of Series I-1 Preferred that remain unissued after such issuance shall be canceled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, (1) to evidence the cancellation of such unissued shares of Series I-1 Preferred, (2) to create and reserve for issuance upon any subsequent Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series I-1 Preferred so cancelled and designated Series I-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series I-1 Preferred, except that the Conversion Price for the Series I-2 Preferred shall initially be the Conversion Price then in effect for the Series I Preferred, and (3) to amend the provisions of this Section 5 to provide that any subsequent conversion of Series I Preferred upon a Dilutive Issuance will be into shares of Series I-2 Preferred rather than Series I-1 Preferred. The Corporation shall take the same actions with respect to the Series I-2 Preferred and each series of Preferred Stock subsequently authorized under this Section 5(c)(ii)(E) upon the initial issuance of shares of such series.

               (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series I Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series I Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                    (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                    (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                         (1) in the case of Convertible Securities or Options
for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                         (2) in the case of Options for Convertible Securities,
only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                    (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                    (E) in the case of any Options which expire by their terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series I Issue Date without consideration or for consideration per share less than the Conversion Price for the Series I Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series I Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

               (v) Determination of Consideration. For purposes of this Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (A) Cash and Property. Such consideration shall:

                         (1) insofar as it consists of cash, be computed at the
aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                         (2) insofar as it consists of property other than cash,
be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                         (3) in the event Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                    (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                         (1) the total amount, if any, received or receivable by
the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                         (2) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (d) Adjustment of Conversion Price. The Conversion Price of the Series I Preferred and the Series I-1 Preferred shall be subject to adjustment from time to time as follows:

               (i) If the number of shares of Common Stock outstanding at any time after the Series I Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series I Preferred and the Series I-1 Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

               (ii) If the number of shares of Common Stock outstanding at any time after the Series I Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

               (iii) In case, at any time after the Series I Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series I Preferred and Series I-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

          (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

          (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

          (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series I Preferred and Series I- 1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

          (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act.

          (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Price at the time in effect for each series of Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

          (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

          (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (l) Status of Converted Stock. In the event any shares of Series I Preferred or Series I-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

          (m) Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

     6. Protective Provisions. So long as shares of Series I Preferred or Series I-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval, by vote or written consent (which consent need not be unanimous and may be obtained without a shareholders' meeting), of the holders of at least a majority of the then outstanding shares of Series I Preferred and Series I-1 Preferred (together on an as-converted basis):

          (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series I Preferred or Series I-1 Preferred;

          (b) Except as provided in Section 5(c)(ii)(E) of each of Articles II.D, II.F, II.H, II.I and this II.L authorize or result in the issuance of shares of any class of stock (other than Series H Preferred Stock) having any preference or priority as to dividends or assets superior to or on a parity with any preference or priority of the Series I Preferred or Series I-1 Preferred;

          (c) Increase the authorized number of shares of Series I Preferred or Series I-1 Preferred;

          (d) Increase the number of directors authorized in the bylaws above ten (10), except as provided in Section 4 of Article II.K hereof;

          (e) Pay or declare any dividend on the Common Stock;

          (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

          (g) Take any action that would result in the taxation of the holders of Series I Preferred or Series I-1 Preferred under Section 305 of the Internal Revenue Code of 1986."

Dated:   March 31, 1998.


                                       MEDICALOGIC, INC.


                                       By:  MARK LEAVITT
                                       -----------------------------------------
                                       Printed Name:  Mark Leavitt
                                       Title:  President

                                                             FOR OFFICE USE ONLY
Submit the original          Corporation Division - Business Registry
and one true copy            Public Service Building
$10.00                       255 Capitol St., NE   Ste. 151
                             Salem, OR 97310-1327
REGISTRY NUMBER:             (503) 986-2200  Facsimile (503) 378-4381

   209240-15
                              ARTICLES OF AMENDMENT
                              Business Corporation

1.      Name of the corporation prior to amendment:
           MedicaLogic, Inc.

2. State the article number(s) and set forth the article(s) as it is amended to read, or attach a separate sheet.
        Attached

3.      The amendment(s) was adopted on June 2, 1998.

        (If more than one amendment was adopted, identify the date of adoption of each amendment.)

4.      Check the appropriate statement:

        [X] Shareholder action was required to adopt the amendment(s). The vote was as follows:

                  Class or series of shares                      Common Stock

                  No. of shares outstanding                        13,348,551

                  No. of votes entitled to be cast                 13,348,551

                  No. of votes cast for                             7,621,556

                  No. of votes cast against                                -0-


                  Class or series of shares          Series A Preferred Stock

                  No. of shares outstanding                         6,750,001

                  No. of votes entitled to be cast                  6,750,001

                  No. of votes cast for                             5,290,001

                  No. of votes cast against                                -0-


                  Class or series of shares          Series C Preferred Stock

                  No. of shares outstanding                         7,012,637

                  No. of votes entitled to be cast                  7,012,637

                  No. of votes cast for                             4,477,081

                  No. of votes cast against                                -0-



MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION. SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND
EXPIRATION DATE [                                ] AND FAX.

                  Class or series of shares          Series E Preferred Stock

                  No. of shares outstanding                         4,761,907

                  No. of votes entitled to be cast                  4,761,907

                  No. of votes cast for                             2,901,811

                  No. of votes cast against                                -0-


                  Class or series of shares          Series F Preferred Stock

                  No. of shares outstanding                         4,000,000

                  No. of votes entitled to be cast                  4,000,000

                  No. of votes cast for                             4,000,000

                  No. of votes cast against                                -0-


        [ ] Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

        [ ] The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

DAVID C. MOFFENBEIER                  David C. Moffenbeier               COO
--------------------------------------------------------------------------------
SIGNATURE                             PRINTED NAME                       TITLE


Person to contact about this filing:  Kurt E. Scheuerman           503/294-9187
--------------------------------------------------------------------------------
                                      NAME                        DAYTIME PHONE

MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION. SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND
EXPIRATION DATE [                      ] AND FAX.

                              ARTICLES OF AMENDMENT
                                       OF
                                MEDICALOGIC, INC.


          1. The name of the corporation is MedicaLogic, Inc.

          2. Section 5(c)(i)(D)(4) of each of Articles II.F, II.H and II.I of the 1994 Restated Articles of Incorporation of the Corporation (the "Restated Articles") is amended to delete the word "or" from the end of such clause.

          3. Section 5(c)(i)(D)(5) of each of Articles II.F, II.H and II.I of the Restated Articles is amended to replace "." with ", or" at the end of such clause.

          4. Section 5(c)(i)(D) of each of Articles II.F, II.H and II.I of the Restated Articles is amended to add a new clause (6) reading as follows:

                    "(6) up to 550,000 shares of Common Stock issued to Enterprise Partners, provided such stock is issued by the Corporation for consideration not less than $2.00 per share."

          5. Section 5(c)(i)(D)(3) of each of Articles II.J and II.L of the Restated Articles is amended to delete the word "or" from the end of such clause.

          6. Section 5(c)(i)(D)(4) of each of Articles II.J and II.L of the Restated Articles is amended to replace "." with ", or" at the end of such clause.

          7. Section 5(c)(i)(D) of each of Articles II.J and II.L of the Restated Articles is amended to add a new clause (5) reading as follows:

                    "(6) up to 550,000 shares of Common Stock issued to Enterprise Partners, provided such stock is issued by the Corporation for consideration not less than $2.00 per share."


Dated:  June 2, 1998

                                       MEDICALOGIC, INC.


                                       By:  DAVID C. MOFFENBEIER
                                            ------------------------------------
                                       Printed Name:  David C. Moffenbeier
                                       Title:  COO

                              ARTICLES OF AMENDMENT

                                       OF

                                MEDICALOGIC, INC.


          1. The name of the corporation is MedicaLogic, Inc.

          2. Article II.D.5(c)(i)(D) of the 1994 Restated Articles of Incorporation of the corporation, as amended (the "Articles"), is amended to add a new subparagraph which shall read as follows:

                    (5) Common Stock issued to Baylor College of
          Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market.

          3. Article II.F.5(c)(i)(D) of the Articles is amended to add a new subparagraph which shall read as follows:

                    (6) Common Stock issued to Baylor College of
          Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market.

          4. Article II.H.5(c)(i)(D) of the Articles is amended to add a new subparagraph which shall read as follows:

                    (6) Common Stock issued to Baylor College of
          Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market.

          5. Article II.I.5(c)(i)(D) of the Articles is amended to add a new subparagraph which shall read as follows:

                    (6) Common Stock issued to Baylor College of
          Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market.

          6. Article II.J.5(c)(i)(D) of the Articles is amended to add a new subparagraph which shall read as follows:

                    (5) Common Stock issued to Baylor College of
          Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market.

          7. The amendments to the Articles were adopted by the shareholders of the corporation on January 28, 1999.

          8. The amendments to the Articles were approved by the Board of Directors of the corporation on December 31, 1998.

          9. The amendments to the Articles were approved by holders of the capital stock of the corporation on January 28, 1998 as follows:

            (i)   Class or series of shares:                        Common Stock
                  No. of shares outstanding:                          14,255,112
                  No. of votes entitled to be cast:                   14,255,112
                  No. of votes cast for:                               8,625,079
                  No. of votes cast against:                                   0

            (ii)  Class or series of shares:            Series A Preferred Stock
                  No. of shares outstanding:                           5,750,001
                  No. of votes entitled to be cast:                    5,750,001
                  No. of votes cast for:                               5,290,001
                  No. of votes cast against:                                   0

            (iii) Class or series of shares:            Series C Preferred Stock
                  No. of shares outstanding:                           7,012,637
                  No. of votes entitled to be cast:                    7,012,637
                  No. of votes cast for:                               3,588,191
                  No. of votes cast against:                                   0

            (ii)  Class or series of shares:            Series E Preferred Stock
                  No. of shares outstanding:                           4,761,907
                  No. of votes entitled to be cast:                    4,761,907
                  No. of votes cast for:                               2,868,621
                  No. of votes cast against:                                   0

            (ii)  Class or series of shares:            Series F Preferred Stock
                  No. of shares outstanding:                           4,000,000
                  No. of votes entitled to be cast:                    4,000,000
                  No. of votes cast for:                               4,000,000
                  No. of votes cast against:                                   0

Dated: January 31, 1999


                                    MEDICALOGIC, INC.



                                    By:   DAVID MOFFENBEIER
                                          --------------------------------------
                                          David Moffenbeier
                                          Chief Operating Officer and Secretary

                        ARTICLES OF CORRECTION
                                  OF
              THE 1994 RESTATED ARTICLES OF INCORPORATION
                                  OF
                           MEDICALOGIC, INC.


     (1) The name of the corporation is MedicaLogic, Inc.

     (2) The document to be corrected is the Articles of Amendment of MedicaLogic, Inc. filed in the office of the Secretary of State of the State of Oregon on February 12, 1999; Registry Number 209240-15 (the "Articles of Amendment").

     (3) Paragraphs 2, 3, 4, 5 and 6 of the Articles of Amendment are deleted and replaced with the following, and paragraphs 7, 8 and 9 of the Articles of Amendment are renumbered accordingly.

          2. Section 5(c)(i)(D)(5) of each of Articles II.F, II.H and II.I of the 1994 Restated Articles of Incorporation of the Corporation (the "Restated Articles") is amended to delete the word "or" from the end of such clause.

          3. Section 5(c)(i)(D)(6) of each Article II.F, II.H and II.I of the Restated Articles is amended to replace "." with ", or" at the end of such clause.

          4. Section 5(c)(i)(D) of each Articles II.F, II.H and II.I of the Restated Articles is amended to add a new clause (7) reading as follows:

               "(7) Common Stock issued to Baylor College of Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market."

          5. Section 5(c)(i)(D)(4) of each of Articles II.J and II.L of the Restated Articles is amended to delete the word "or" from the end of such clause.

          6. Section 5(c)(i)(D)(5) of each of Articles II.J and II.L of the Restated Articles is amended to replace "." with ", or" at the end of such clause.

          7. Section 5(c)(i)(D) of each of Articles II.J and II.L of the Restated Articles is amended to add a new clause (6) reading as follows:

               "(6) Common Stock issued to Baylor College of Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market."

     (4) The effective date of the correction shall be February 12, 1999.

Dated:  April 29, 1999


                                      MEDICALOGIC, INC.


                                      By:  DAVID MOFFENBEIER
                                           -------------------------------------
                                           David Moffenbeier
                                           Chief Operating Officer and Secretary

                              ARTICLES OF AMENDMENT

                                       TO

                 THE 1994 RESTATED ARTICLES OF INCORPORATION OF

                                MEDICALOGIC, INC.


          1. The name of the corporation is MedicaLogic, Inc.

          2. The 1994 Restated Articles of Incorporation of the corporation, as amended, are amended to add a new Article II.M to the end of Article II to read in its entirety as follows:

          "M. Series J and J-1 Preferred Stock. This Article II.M sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS 60.134 and Article II.C. above. The shares of the first of such series shall be designated Series J Preferred Stock ("Series J Preferred") and the number of shares constituting such series shall be 8,421,050 and the shares of the second of such series shall be designated Series J-1 Preferred Stock ("Series J-1 Preferred") and the number of shares constituting such series shall be 842,105.

          1. Dividends. Subject to the rights of series of Preferred Stock which may from time to time come into existence, no dividend other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation shall be paid on any share of Common Stock unless dividends have first been paid in the current fiscal year of the Corporation of $0.475 on each share of Series J Preferred and $4.75 on each share of Series J-1 Preferred (adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares). Such dividends on the Series J Preferred and Series J-1 Preferred shall not be cumulative.

          2. Liquidation Preference. Notwithstanding any provision to the contrary in Section 2 of Article II.D., Section 2 of Article II.F., Section 2 of
Article II.H., Section 2 of Article II.I, Section 2 of Article II.J, Section 2 of Article II.K, or Section 2 of Article II.L hereof, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) The holders of Series J Preferred and Series J-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, and prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, and Series C-1 Preferred, and on a parity with the holders of the Series E Preferred and Series E-1 Preferred, the Series F Preferred and Series F-1 Preferred, the Series G Preferred and G-1 Preferred, the Series H Preferred, the Series I Preferred and Series I-1 Preferred an amount per share of Series J Preferred (the "Series J Preference") equal to $4.75 plus all declared but unpaid dividends on the Series J Preferred, and an amount per share of Series J-1 Preferred (the "Series J-1 Preference") equal to $47.50 per share plus all declared but unpaid dividends on the Series J-1 Preferred. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred and Series J-1 Preferred shall be insufficient to permit the payment to such holders of their full preferences, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred and the Series J-1 Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

               (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of the Series C Preferred and Series C-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred, Series A-1 Preferred, Series E Preferred, Series E- 1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred, Series J-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, Series E-1 Preference, Series F Preference, Series F-1 Preference, Series G Preference, Series G-1 Preference, Series H Preference, Series I Preference, Series I-1 Preference, Series J Preference and the Series J-1 Preference described in subsection 2(a) above, subsection 2(a) of Article II.H, subsection 2(a) of Article II.I, subsection 2(a) of Article II.J, subsection 2(a) of Article II.K, subsection 2(a) of Article II.L hereof), the Series C Preference and the Series C-1 Preference, as set forth in subsection 2(a) of Article II.F. hereof.

               (c) After the distribution described in subsections 2(a) and 2(b) above has been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred and Series A-1 Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred, Series J-1 Preferred and Common Stock by reason of their ownership thereof (other than the Series E Preference, the Series E-1 Preference, Series F Preference, Series F-1 Preference, Series G Preference, Series G-1 Preference, Series H Preference, Series I Preference, Series I-1 Preference, Series J Preference, the Series J-1 Preference, the Series C Preference and Series C-1 Preference described in subsections 2(a) and 2(b) above), the Series A Preference, the Series A-1 Preference, as set forth in subsection 2(a) of Article II.D. hereof.

               (d) After the distributions described in subsection 2(a), subsection 2(b) and subsection 2(c) above have been made, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred, Series J-1 Preferred, and Common Stock pro rata based on the number of shares of Common Stock held or issuable upon conversion of all such Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred, Series J-1 Preferred held by such holders.

               (e) A merger, consolidation or sale of all or substantially all of the assets of the Corporation which will result in the Corporation's shareholders immediately prior to such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50% of the voting power of the surviving, continuing or purchasing entity, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

               (f) Whenever a distribution of assets provided for in this
Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          3. Redemption. Notwithstanding any provision to the contrary in
Section 3 of Article II.D., Section 3 of Article II.F., Section 3 of Article II.H., Section 3 of Article II.I., Section 3 of Article II.J., Section 3 of
Article II.K. or Section 3 of Article II.L. hereof:

               (a) Subject to the rights of Preferred Stock which may from time to time come into existence, within sixty (60) days after the date (the "Request Date") of the receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred and Series J-1 Preferred (together on an as-converted basis), provided such request is received after December 31, 2001, the Corporation shall redeem one hundred percent (100%) of the number of shares of Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred and Series J-1 Preferred outstanding on the Request Date, or such lesser number of shares as the Board of Directors shall determine is the maximum number of shares for which funds are legally available for redemption. The redemption price for these shares shall be paid in cash and shall be an amount per share equal to the Series A Preference for Series A Preferred, the Series A-1 Preference for Series A-1 Preferred, the Series C Preference for the Series C Preferred, the Series C-1 Preference for the Series C-1 Preferred, the Series E Preference for the Series E Preferred, the Series E-1 Preference for the Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, the Series J Preference for the Series J Preferred and the Series J-1 Preference for the Series J-1 Preferred. If all of the shares of the Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred and Series J-1 Preferred are not redeemed because of a determination of insufficient funds, the Corporation shall redeem additional shares only upon receipt of a new request from the holders as provided in this subsection 3(a).

               (b) (i) In the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series J Preferred and Series J-1 Preferred because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred and Series J-1 Preferred, prior and in preference to any redemption with respect to the holders of Series A Preferred, Series A-1 Preferred, Series C Preferred and Series C-1 Preferred.

                    (ii) In the event of any redemption described in Section 3(b)(i), the Corporation shall effect such redemption pro rata among the holders of the Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series J Preferred and Series J-1 Preferred in proportion to the full preferential amount of cash each holder would be entitled to receive if all such shares were being redeemed.

                    (iii) After the redemptions described in subsections (b)(i) and (b)(ii) above have been made, in the event of any redemption of only a part of the then outstanding Series A Preferred, Series A-1 Preferred, Series C Preferred, and Series C-1 Preferred, because of a determination of insufficient funds, the Corporation shall effect such redemption with respect to the Series C Preferred and Series C-1 Preferred requested to be redeemed, prior and in preference to any redemption with respect to the holders of Series A Preferred, and Series A-1 Preferred.

                    (iv) In the event of any redemption of only a part of the then outstanding Series C Preferred and Series C-1 Preferred requested to be redeemed because of a determination of insufficient funds, the Corporation shall effect such redemption pro rata according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (v) After the redemptions described in subsections (b)(i),
(b)(ii) and (b)(iii) above have been made, the Corporation shall effect such redemption pro rata among the holders of Series A Preferred and Series A-1 Preferred according to the full amount of cash each holder would receive if all such shares were being redeemed.

                    (vi) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed by the Corporation, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(b)(vii), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (vii) From and after the Redemption Date, unless there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

               (c) Any shares redeemed pursuant to this Section 3 shall not be reissued as Series A Preferred, Series A-1 Preferred, Series C Preferred, Series C-1 Preferred, Series E Preferred, Series E-1 Preferred, Series F Preferred, Series F-1 Preferred, Series G Preferred, Series G-1 Preferred, Series H Preferred, Series I Preferred, Series I-1 Preferred, Series J Preferred or Series J-1 Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock.

          4. Voting Rights. Notwithstanding any provision to the contrary in
Section 4 of Article II.D, Section 4 of Article II.F, Section 4 of Article II.H,
Section 4 of Article II.I, Section 4 of Article II.J, Section 4 of Article II.K or Section 4 of Article II.L hereof:

               (a) Except as otherwise required by law, the holders of Series J Preferred and Series J-1 Preferred shall be entitled to notice of shareholder meetings and to vote upon any matter submitted to shareholders for a vote, with each share of Series J Preferred and Series J-1 Preferred having that number of votes equal to the number of shares of Common Stock into which it is convertible (as defined in Section 5 below). Except as otherwise required by law or as otherwise provided herein, the holders of shares of Series J Preferred and Series J-1 Preferred shall vote together with the Common Stock, the Series A Preferred, the Series A-1 Preferred, the Series C Preferred, the Series C-1 Preferred, the Series E Preferred, the Series E-1 Preferred, the Series F Preferred, the Series F-1 Preferred, the Series G Preferred, the Series G-1 Preferred, the Series H Preferred, the Series I Preferred and the Series I-1 Preferred as a single class.

               (b) A majority of the holders of the Series J Preferred and the Series J-1 Preferred, voting together, shall be entitled to elect one member of the Corporation's Board of Directors reasonably acceptable to the Corporation's Board of Directors.

               (c) Except as provided in Section 6, the Series J Preferred and the Series J-1 Preferred shall not be entitled under Oregon law to vote separately on a plan of merger.

          5. Conversion Rights. The holders of the Series J Preferred and Series J-1 Preferred shall have conversion rights as follows (the "Conversion Rights"):

               (a) Right to Convert.

                    (i) Subject to subsections 5(c) and 5(d), each share of Series J Preferred and Series J-1 Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any Redemption Date as may have been fixed in any Redemption Notice with respect to such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price at the time in effect. In the event less than all of the then outstanding shares of Series J Preferred or Series J-1 Preferred are redeemed on a Redemption Date, the holder's right to convert such remaining shares shall continue until the close of business on a Redemption Date on which such shares are actually redeemed. The Original Issue Price for the Series J Preferred is $4.75 per share and the Original Issue Price for the Series J-1 Preferred is $47.50 per share. The initial Conversion Price for the Series J Preferred and the Series J-1 Preferred shall be $4.75 per share; provided, however, that the Conversion Prices shall be subject to adjustment as hereinafter provided.

                    (ii) Each share of Series J Preferred and Series J-1 Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price in effect immediately prior to the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $5.40 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate.

               (b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) Adjustments to Conversion Price of Series J Preferred for Dilutive Issues; Special Conversion of Series J Preferred:

                    (i) Special Definitions. For purposes of this Section 5(c), the following definitions shall apply:

                         (A) "Options" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                         (B) "Series J Issue Date" shall mean the date on which
the first share of Series J Preferred Stock is first issued.

                         (C) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than the Common Stock) or other securities convertible into or exchangeable for Common Stock.

                         (D) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5(c)(iii), deemed to be issued) by the Corporation, other than:

                    (1) any shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding on the Series J Issue Date,

                    (2) Common Stock issued pursuant to a transaction described in subsection 5(d) hereof,

                    (3) shares issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization, or

                    (4) shares of Common Stock issuable or issued to directors, employees or other service providers to the Corporation at any time when the total number of shares of Common Stock so issuable or issued after the Series J Issue Date (and not repurchased at cost by the Corporation in connection with the termination of service as a director, employee or other service provider) does not exceed 4,891,174 plus (x) the number of shares of Common Stock repurchased at cost by the Corporation from directors, employees or other service providers in connection with termination of employment or other service arrangements pursuant to agreements entered into prior to the Series J Issue Date, and (y) the number of shares of Common Stock subject to outstanding Options on the Series J Issue Date, that subsequently terminate unexercised, or

                    (5) Up to 5,454,545 shares of Common Stock issued to Baylor College of Medicine ("BCM") or its assignees in connection with the sale of software licenses by the Company to BCM and other customers in the Houston, Texas market.

                         (E) "Pro Rata Share" with respect to each holder of
Series J Preferred shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance (ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock into which the Series J Preferred then held by such holder is then convertible, and the denominator of which is the total number of shares of Common Stock then outstanding.

                         (F) "Dilutive Issuance" with respect to the Series J
Preferred shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such series of Preferred Stock in effect on the date of and immediately prior to such issue.

                         (G) "Participating Investor" shall mean any holder of
Series J Preferred that purchases at least its Pro Rata Share of a Dilutive Issuance.

                         (H) "Nonparticipating Investor" shall mean any holder
of Series J Preferred that is not a Participating Investor and whose Pro Rata Share is not purchased by a Substitute Investor.

                    (ii) Shadow Preferred.

                         (A) In the event the Corporation proposes to undertake
a Dilutive Issuance, it shall give each holder of Series J Preferred a written notice (the "Issuance Notice") of its intention, describing the type of new securities, the price and number of shares and the general terms upon which the Corporation proposes to issue such new securities, at least thirty (30) days prior to the date of such Dilutive Issuance. Each holder of Series J Preferred that is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (an "Accredited Investor") may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. Each holder of Series J Preferred that is not an Accredited Investor may, within twenty (20) days from the date of the Issuance Notice, provide written notice to the Corporation that another holder of Series J Preferred that is an Accredited Investor (the "Substitute Investor") will purchase such holder's Pro Rata Share for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within the twenty (20) day period, or fails to actually purchase (or have purchased by the Substitute Investor) its Pro Rata Share of the Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Nonparticipating Investor.

                         (B) To the extent of the percentage of the Pro Rata
Share not purchased (the "Refused Percentage") by (or by a Substitute Investor on behalf of) each Nonparticipating Investor, that number of outstanding shares of Series J Preferred held by such Nonparticipating Investor equal to the product of (x) the number of shares of such series held by the Nonparticipating Investor, times (y) the Refused Percentage, shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series J Preferred) into a number of fully-paid and nonassessable shares of Series J-1 Preferred (or such other series as to which shares are then authorized pursuant to Section 5(c)(ii)(E)) equal to one-tenth of the number of shares of Series J Preferred so converted. Such Series J-1 Preferred may be issued in tenths of a share. The Nonparticipating Investor shall be treated for all purposes as the record holder of such shares of Series J-1 Preferred on the Closing Date. As provided in
Section 5(a)(i), prior to the Closing Date each Nonparticipating Investor shall have the right to convert its shares of Series J Preferred into shares of Common Stock at the conversion rate in effect for such series as of the date of such conversion.

                         (C) Shares of Series J Preferred that are converted as
provided in Section 5(c)(ii)(B) shall not be reissued as Series J Preferred and shall be restored to the status of authorized but unissued shares of Preferred Stock. No shares of Series J-1 Preferred shall be issued except as set forth in this Section 5(c)(ii) upon conversion of shares of Series J Preferred.

                         (D) No adjustment in the Conversion Price of the Series
J-1 Preferred shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except for the issuance of such shares as a stock dividend, stock split, or in connection with such other transactions as are provided in Section 5(d) hereof.

                         (E) In the event that any shares of Series J-1
Preferred are issued, effective on the Closing Date, any shares of Series J-1 Preferred that remain unissued after such issuance shall be cancelled, shall not be available for issuance and shall be restored to the status of authorized but unissued shares of Preferred Stock. In addition, concurrently with such issuance, the Corporation shall take all such action as may be required, including amending these Articles of Incorporation, (1) to evidence the cancellation of such unissued shares of Series J-1 Preferred, (2) to create and reserve for issuance upon any subsequent

Dilutive Issuance a new series of Preferred Stock equal in number to the number of shares of Series J-1 Preferred so cancelled and designated Series J-2 Preferred, with relative rights, preferences and limitations identical to those then applicable to the Series J-1 Preferred, except that the Conversion Price for the Series J-2 Preferred shall initially be the Conversion Price then in effect for the Series J Preferred, and (3) to amend the provisions of this
Section 5 to provide that any subsequent conversion of Series J Preferred upon a Dilutive Issuance will be into shares of Series J-2 Preferred rather than Series J-1 Preferred. The Corporation shall take the same actions with respect to the Series J-2 Preferred and each series of Preferred Stock subsequently authorized under this Section 5(c)(ii)(E) upon the initial issuance of shares of such series.

                    (iii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series J Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time and without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall, unless otherwise excluded under Section 5(c)(i)(D), be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price for the Series J Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                         (A) no further adjustment in the Conversion Price shall
be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                         (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                         (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (1) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                              (2) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                         (D) no readjustment pursuant to clause (B) or (C) above
shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                         (E) in the case of any Options which expire by their
terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

                    (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(c)(iii)) after the Series J Issue Date without consideration or for consideration per share less than the Conversion Price for the Series J Preferred in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the Series J Preferred shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of

Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and all shares of Common Stock reserved for future issuance by the Board of Directors of the Corporation) plus the number of such Additional Shares of Common Stock so issued.

                    (v) Determination of Consideration. For purposes of this
Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (A) Cash and Property: Such consideration shall:

                              (1) insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                              (2) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors irrespective of any accounting treatment; and

                              (3) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                         (B) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                              (1) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exercise of such Convertible Securities, or in the case of Options for Convertible

Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                              (2) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (d) Adjustment of Conversion Price. The Conversion Price of the Series J Preferred and the Series J-1 Preferred shall be subject to adjustment from time to time as follows:

                    (i) If the number of shares of Common Stock outstanding at any time after the Series J Issue Date is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series J Preferred and the Series J-1 Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of shares of such Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                    (ii) If the number of shares of Common Stock outstanding at any time after the Series J Issue Date is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for such series shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) In the case, at any time after the Series J Issue Date, of any capital reorganization or any reclassification of the stock of the Corporation (other than a change in par value or as a result of a stock dividend or subdivision, split-up, reverse stock split, or combination of shares), the shares of Series J Preferred and Series J-1 Preferred shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation to which the holder would have been entitled if immediately prior to such reorganization or reclassification such holder had converted its shares of Preferred Stock into Common Stock. The provisions of this Section 5(d)(iii) shall similarly apply to successive reorganizations or reclassifications.

               (e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for such Common Stock as determined by the Board of Directors. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (f) Adjustment Threshold. No adjustment in a Conversion Price need be made if such adjustment would result in a change in a Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 5 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

               (g) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets excluding cash dividends or options or rights not referred to in subsection 5(d)(i), then in each such case for the purpose of this subsection 5(g), the holders of Series J Preferred and Series J-1 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (h) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Articles of Incorporation in accordance with the Oregon Business Corporation Act; provided that the Corporation shall, if practicable, provide reasonable notice to the holders of the Preferred Stock of any such amendment.

               (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of any Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Conversion Price at the time in effect for each series of Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock held by such holder.

               (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (l) Status of Converted Stock. In the event any shares of Series J Preferred or Series J-1 Preferred shall be converted into Common Stock pursuant to Section 5 hereof, the shares so converted shall not be reissued and shall no longer constitute authorized shares of Preferred Stock. The Articles of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

               (m) Notices. Any notice required by the provisions of this
Section 5 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation.

          6. Protective Provisions. So long as shares of Series J Preferred or Series J-1 Preferred are outstanding, the Corporation shall not without first obtaining the approval, by vote or written consent (which consent need not be unanimous and may be obtained without a shareholders' meeting), of the holders of at least a majority of the then outstanding shares of Series J Preferred and Series J-1 Preferred (together on an as-converted basis):

               (a) Amend or repeal any provision of the Corporation's Articles of Incorporation if such action would adversely affect the relative rights, preferences and privileges of the Series J Preferred or Series J-1 Preferred;

               (b) Except as provided in Section 5(c)(ii)(E) of each of Articles II.D, II.F, II.H, II.I, II.J, II.K, II.L and this II.M, authorize or result in the issuance of shares of any class of stock having any preference or priority as to dividends, redemption or other distribution of assets superior to or on a parity with any preference or priority of the Series J Preferred or Series J-1 Preferred;

               (c) Increase the authorized number of shares of Series J Preferred or Series J-1 Preferred;

               (d) Increase the number of directors authorized in the bylaws above nine (9);

               (e) Pay or declare any dividend on the Common Stock;

               (f) Authorize a merger, consolidation, sale of all or substantially all of the assets, recapitalization or reorganization of the Corporation; or

               (g) Take any action that would result in the taxation of the holders of Series J Preferred or Series J-1 Preferred under Section 305 of the Internal Revenue Code of 1986.

          3. The amendment to the Articles was approved by the Board of Directors of the corporation on May 26, 1999. Shareholder approval was not required.


Dated: May 28th, 1999.


                                       MEDICALOGIC, INC.



                                       By:  MARK LEAVITT
                                            ------------------------------------
                                       Printed Name: Mark Leavitt, M.D.
                                       Title: President

                              ARTICLES OF AMENDMENT

                                       OF

                                MEDICALOGIC, INC.


          1. The name of the corporation is MedicaLogic, Inc.

          2. The first paragraph of Article II.M. of the 1994 Restated Articles of Incorporation of the corporation is amended to read in its entirety as follows:

               "Series J and J-1 Preferred Stock. This Article II.M. sets forth the designation, preferences, limitations and relative rights of two series of Preferred Stock of the Corporation as determined by the Board of Directors of the Corporation pursuant to its authority under ORS
               60.134 and Article II.C. above. The shares of the first of such series shall be designated Series J Preferred Stock ("Series J Preferred") and the number of shares constituting such series shall be 10,376,843, and the shares of the second of such series shall be designated Series J-1 Preferred Stock ("Series J-1 Preferred") and the number of shares constituting such series shall be 1,037,684.3."

          3. The amendment to Article II.M. was approved by the Board of Directors of the corporation effective July 22, 1999.

          4. The amendment to Article II.M. was approved by holders of the capital stock of the corporation on August 2, 1999 as follows:

             (i)   Class or series of shares:                       Common Stock
                   No. of shares outstanding:                         17,542,412
                   No. of votes entitled to be cast:                  17,542,412
                   No. of votes cast for:                              9,137,875
                   No. of votes cast against:                                  0

             (ii)  Class or series of shares:           Series A Preferred Stock
                   No. of shares outstanding:                          5,750,001
                   No. of votes entitled to be cast:                   5,750,001
                   No. of votes cast for:                              5,116,427
                   No. of votes cast against:                                  0

             (iii) Class or series of shares:           Series C Preferred Stock
                   No. of shares outstanding:                          7,012,637
                   No. of votes entitled to be cast:                   7,012,637
                   No. of votes cast for:                              6,651,114
                   No. of votes cast against:                                  0

             (iv)  Class or series of shares:           Series E Preferred Stock
                   No. of shares outstanding:                          4,761,907
                   No. of votes entitled to be cast:                   4,761,907
                   No. of votes cast for:                              2,983,128
                   No. of votes cast against:                                  0

             (v)   Class or series of shares:           Series F Preferred Stock
                   No. of shares outstanding:                          4,000,000
                   No. of votes entitled to be cast:                   4,000,000
                   No. of votes cast for:                              4,000,000
                   No. of votes cast against:                                  0

             (vi)  Class or series of shares:           Series J Preferred Stock
                   No. of shares outstanding:                          7,326,316
                   No. of votes entitled to be cast:                   7,326,316
                   No. of votes cast for:                              7,326,316
                   No. of votes cast against:                                  0


Dated:  August 2, 1999


                                       MEDICALOGIC, INC.



                                       By:  GUY E. FIELD
                                            ------------------------------------
                                            Guy Field, Vice President, Finance

                                       2